UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07490

Nuveen Virginia Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 November 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders

Dear Shareholders,
Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand, and across advanced economies, growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the direction of policy and sentiment from here remains difficult to predict.
While we continue to anticipate muted economic growth and increased market volatility, we note that recession fears appear to have receded. The U.S. economy held steady in the third quarter, and fourth quarter economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2020

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen Virginia Quality Municipal Income Fund (NPV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, Christopher L. Drahn, CFA, and Michael S. Hamilton discuss key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia Fund since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016. Michael assumed portfolio management responsibility for the Massachusetts Fund in 2011.
What key strategies were used to manage the Funds during the six-month reporting period ended November 30, 2019?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the portfolio manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. The Nuveen Minnesota Quality Municipal Income Fund (NMS) may invest only to a lesser extent in bonds not exempt from Minnesota income tax, in order to conform to a requirement imposed by the State of Minnesota that a fund derive at least 95% of its exempt-interest dividends from bonds of issuers located in Minnesota in order for the fund’s dividends to be exempt from those Minnesota income taxes. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund’s dividends may not be exempt from state personal income tax.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Municipal bonds performed well during the six-month reporting period. Bond prices rose as interest rates fell, under pressure from concerns about a slower economic environment and the ongoing trade tensions between the U.S. and China. With interest rates staying at low levels, investors continued to seek higher yield investments, including municipal bonds. The elevated demand and a moderate pace of supply, along with benign credit conditions, helped keep municipal credit spreads stable to narrowing. Investors also tended to favor the incremental yield offered by longer duration and lower credit quality municipal bonds, which helped credits with these characteristics outperform the broad market.
Compared to the national municipal market, the Georgia, Maryland, Massachusetts and Virginia municipal markets underperformed and Missouri’s market outperformed, while Minnesota performed in line with the national market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. While the supply available in each state varied, to the extent possible, the Funds’ overall positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields.
In NKG, we were comfortable with the Fund’s positioning coming into the reporting period. We worked to reinvest the proceeds from called and maturing bonds to keep the Fund fully invested. We bought three in-state credits: a prepaid gas bond issued for Main Street Natural Gas Inc., a hospital bond issued for Children’s Healthcare of Atlanta and a local general obligation (GO) bond for Valdosta and Lowndes County Hospital Authority. There were no notable sales from NKG’s portfolio during the reporting period.
NMY found attractive opportunities to invest in higher grade bonds early in the reporting period as the interest rates rally began, including longer dated issues for Anne Arundel Health System and Washington Suburban Sanitation District and higher grade housing bonds for the Maryland Community Development Administration. We also added to the Maryland Fund’s high yield exposure with purchases of Maryland Economic Development Corporation AFCO Cargo, a new cargo leasing facility at Baltimore Washington International Airport, Puerto Rico sales tax revenue bonds known as COFINAs, Puerto Rico Aqueduct and Sewer Authority (PRASA) and Baltimore Harbor Point Project, a mixed use real estate development. All additions in this reporting period were in-state bonds. To fund the new opportunities, we sold some shorter dated bonds and used call and maturity proceeds.
NMT continued to add to Puerto Rico COFINAs, particularly structures with longer (20- to 30-year) maturities. Other purchases included credits issued for a local school district, higher education, hospitals, housing and charter schools. The proceeds from maturing bonds provided most of the cash to buy new bonds.
In Minnesota, state issuance increased substantially in the recent six-month reporting period (June 2019 to November 2019) compared to the prior six months (December 2018 to May 2019). A new issue for Minneapolis-St. Paul Metropolitan Airport priced in August 2019, and we bought the bond for NMS in the secondary market after yields had moved somewhat higher in the fall. We added a lower investment grade rated credit for St. Paul Community of Peace Charter School and two non-rated credits, Wayzata Folkstone Senior Living Community and Maple Plain Haven Homes Senior Housing. All four bonds bought in this reporting period offered incremental yield. Overall, NMS’s sector positions remained unchanged during the reporting period, with overweight allocations to health care and higher education and underweight allocations to state GOs.

Trading activity in NOM was muted in this reporting period, as we had a relatively small amount of cash from called and maturing bonds to be put to work. Much of the activity occurred within the Fund’s Puerto Rico exposure. COFINAs were the first major credit to exit Puerto Rico’s bankruptcy-like restructuring process and new bonds were issued with improved security features. NOM’s old COFINA bonds experienced calls and we bought some of the new replacement bonds.
In NPV, we remained patient for opportunities to reinvest a modest level of proceeds from maturing bonds. We added to the Virginia Fund’s high yield exposure with COFINA and PRASA credits, both of which performed well during the reporting period, and bonds for Fort Norfolk Retirement Community, Inc., a high end continuing care retirement community (CCRC). In the transportation sector, we bought Metropolitan Washington DC Airports Authority and Metropolitan Washington DC Airports Dulles Toll Road. We also purchased an out of state hospital bond for CommonSpririt, a national Catholic hospital system, because it appeared to be a compelling opportunity even after the out of state tax differences. To buy these bonds, we sold some shorter dated, lower embedded yield paper, for example Virginia Electric and Power, as well as used the proceeds from maturing bonds, such as Virginia Ports Authority.
As of November 30, 2019, NKG, NMY, NMT, NOM and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended November 30, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2019. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six-month reporting period ended November 30, 2019, the total return at common share NAV for all six Funds outperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.
The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Duration and yield curve positioning was beneficial to all six Funds in this reporting period, as the Funds maintained longer duration profiles than their benchmark indexes, which enabled the Funds to benefit more in the falling interest rate environment, and emphasized longer maturities, which outperformed shorter maturity bonds. NKG was most helped by an overweight to 8- to 10-year duration bonds and an underweight to 0- to 2-year duration bonds. For NMY, overweight allocations to longer duration bonds in general were advantageous but especially strong was the overweight to 8- to 10-year durations and an underweight to the shortest durations. NMT’s overweight allocations to 6-year and longer duration bonds and underweight allocations across the 2- to 6-year duration categories were positive contributors, as longer duration bonds outperformed intermediate duration bonds. For NMS, the overweight allocation to the longest durations was the main contributor. NOM’s duration and yield curve positioning was modestly positive as the Fund’s overall duration profile was longer than its benchmark but by less so than other Funds. We have continued to hold bonds with higher embedded yields to support NOM’s dividend, even as their durations naturally drifted lower as the bonds

Portfolio Managers’ Comments (continued)
approach their maturity date. As a result, NOM’s duration positioning has tended to be a smaller contributor than it is for the other Funds. In NPV, the largest contribution came from durations of 8 years and longer, followed by an underweight to the 2- to 6-year segment.
Credit ratings allocations had a positive impact on the Funds’ performance in this reporting period. The Funds were generally positioned with heavier weightings among lower rated bonds, which outperformed, and less emphasis on high grade bonds, which lagged. In NKG, the overweight to BBB rated bonds was the strongest contributor, offsetting a small detraction from the overweight to AA rated credits, which underperformed. NMY’s overweight allocations to BBB and below investment grade bonds (including Puerto Rico, tobacco settlement, real estate project and CCRC bonds) were the largest positive contributors, and a sizeable underweight to AAA and AA rated paper also helped. NMT’s overweight allocation to BBB and lower rated credits, including non-rated bonds, and the underweight allocation to the highest grade (AAA and AA rated) paper were the most beneficial. For NMS, overweight allocations to single A, BBB and non-rated bonds added value. NOM’s credit quality positioning contributed marginally to performance, driven by overweight allocations to BBB and BB rated bonds. In NPV, overweights to BBB and non-rated bonds and an underweight to AAA rated credits helped. However, NPV’s underweight allocation to single A rated credits was a slight detractor as the single A segment outperformed the benchmark index.
Sector allocations were favorable for most of the Funds during this reporting period. NKG’s performance was negatively impacted from its allocation to Georgia state GOs but was helped by an overweight to the higher education sector. For NMY, the overweight to health care sector (including hospitals, life care and nursing homes) was the top contributor. NMY’s out of state tobacco settlement bonds (Maryland does not offer tobacco bonds) helped as higher yielding, lower rated credits outperformed. The Maryland Fund’s underweight to the tax supported sector was also beneficial. Within the tax supported sector, NMY has maintained a meaningful underweight to state GOs, which look less opportunistic to us given the size of the state’s pension funding shortfall. NMT’s allocation to the tax supported sector aided performance, particularly the Fund’s position in dedicated tax bonds such as COFINAs. However, the health care sector was a slight detractor from the Massachusetts Fund due to the underperformance of some life care credits that were older portfolio positions and had shorter durations rather than credit or sector related. For NMS and NOM, sector positioning was not a material factor driving performance in this reporting period. In NPV, the large overweight to the transportation sector was a large positive contributor, as was the overweight to tobacco settlement bonds. Also advantageous was the Virginia Fund’s overweight to the aggregated health care sector (including hospitals, CCRCs, life care and nursing homes). We note that although we have deemphasized CCRCs, where default rates have been relatively higher, NPV owns selected lower rated, higher yielding CCRC names that have performed well as spreads contracted. Additionally, NPV’s sizeable underweight to the tax supported sector helped performance.

Among individual credits, the best performers in this reporting period were holdings with longer durations and offering higher yields, while shorter dated, high quality bonds such as pre-refunded bonds lagged. NKG benefited from strong security selection, especially among single A and BBB rated credits and among its tender option bond (TOB) holdings due to their longer durations. For NMY, the top performers included zero coupon bonds (especially zero coupon tobacco settlement bonds), longer dated health care credits (MedStar Health, Trinity Health and Peninsula Regional Medical Center), high yield names (St. Mary’s University, COFINAs and Vantage House, a CCRC in Howard County). NMT’s positions in COFINA bonds led performance, with additional contributions from several lower rated health care bonds (CareGroup, Lowell General Hospital and Dana-Farber Cancer Institute), U.S. territory bonds issued for Guam Waterworks Authority and a non-call bond issued for WGBH Educational Foundation. Non-callable structures maintain long duration profiles over the life of the bond, which was beneficial in this reporting period when long duration bonds outperformed. For NMS, long duration holdings also did well. Tightening credit spreads in St. Paul Port Authority Gerdau Steel Mill Project bonds and in health care names such as Fairview Hospital and Essentia Health helped these bonds perform well. A long duration Western Minnesota Municipal Power Agency bond which was advance refunded was another strong performer. For NOM, in addition to longer duration holdings, some of the better performers included senior living holdings such as Lutheran Senior Services bonds, as Missouri senior living issuance subsided and credit spreads tightened in the secondary market, and an A.T. Still University bond which was advance refunded. NPV’s top contributors included Metropolitan Washington DC Airports Dulles Toll Road zero coupon bonds, I-66 toll road, Chesapeake Bay Bridge and Tunnel, TOBs, tobacco settlement bonds, Peninsula Town Center, Hampton Road Sanitation District (which saw strong price appreciation due to its advance refunding) and COFINAs.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage from issuance of preferred shares had a positive impact on the total return performance of all six Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of the Funds over the reporting period.
As of November 30, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Effective Leverage*	34.78%	37.63%	36.89%	37.17%	36.24%	35.70%
Regulatory Leverage*	28.54%	34.29%	34.72%	37.17%	35.48%	32.39%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of November 30, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NKG	$58,500,000	$—	$58,500,000
NMY	$182,000,000	$—	$182,000,000
NMT	$74,000,000	$—	$74,000,000
NMS	$52,800,000	$—	$52,800,000
NOM	$18,000,000	$—	$18,000,000
NPV	$128,000,000	$—	$128,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of November 30, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NKG	NMY	NMT	NMS	NOM	NPV
June 2019	$0.0370	$0.0440	$0.0410	$0.0490	$0.0430	$0.0435
July	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
August	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
September	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
October	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
November 2019	0.0370	0.0440	0.0410	0.0490	0.0430	0.0435
Total Distributions from Net Investment Income	$0.2220	$0.2640	$0.2460	$0.2940	$0.2580	$0.2610

Yields
Market Yield*	3.56%	3.93%	3.50%	4.22%	3.57%	3.62%
Taxable-Equivalent Yield*	6.66%	7.31%	6.48%	8.57%	6.61%	6.77%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 46.6%, 46.6%, 45.9%, 50.7%, 46.2% and 46.6% for NKG, NMY, NMT, NMS, NOM and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable- Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Common shares cumulatively repurchased and retired	149,500	1,005,000	26,148	10,000	—	55,000
Common shares authorized for repurchase	1,040,000	2,310,000	930,000	580,000	235,000	1,790,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of November 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Common share NAV	$14.08	$15.10	$14.93	$15.44	$13.96	$14.95
Common share price	$12.47	$13.42	$14.04	$13.92	$14.45	$14.41
Premium/(Discount) to NAV	(11.43)%	(11.13)%	(5.96)%	(9.84)%	3.51%	(3.61)%
6-month average premium/(discount) to NAV	(11.59)%	(12.17)%	(8.15)%	(9.13)%	0.15%	(8.99)%

Risk Considerations and Investment Policy Updates
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Georgia Quality Municipal Income Fund (NKG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.
Nuveen Maryland Quality Municipal Income Fund (NMY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMT.
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.
Nuveen Missouri Quality Municipal Income Fund (NOM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.
Nuveen Virginia Quality Municipal Income Fund (NPV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.
Investment Policy Updates
Change in Investment Policy
Each of the Funds has recently adopted the following policy regarding limits to investments in illiquid securities:
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.
New Temporary Investment Policy
Each of the Funds has adopted the following policy regarding its temporary investments:
Each Fund may temporarily depart from its normal investment policies and strategies – for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with a Fund’s Name Policy – in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with a Fund’s Name Policy. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies”, and a Fund may not achieve its investment objective of current income that is exempt from regular federal and state personal income tax.

NKG	Nuveen Georgia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	3.20%	11.79%	3.99%	4.57%
NKG at Common Share Price	1.87%	18.50%	4.17%	4.53%
S&P Municipal Bond Georgia Index	2.13%	7.45%	3.13%	4.02%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.8%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.3%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	153.3%
Floating Rate Obligations	(13.4)%
AMTP Shares, net of deferred
offering costs	(39.9)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Georgia	90.4%
Florida	2.5%
West Virginia	1.8%
Colorado	1.5%
Illinois	1.2%
Nevada	1.0%
Puerto Rico	0.9%
Washington	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.3%
Tax Obligation/Limited	16.8%
Water and Sewer	15.0%
Health Care	11.5%
Utilities	11.4%
Education and Civic Organizations	10.6%
Transportation	7.2%
U.S. Guaranteed	5.6%
Other	0.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.7%
AAA	6.8%
AA	59.8%
A	17.5%
BBB	7.8%
N/R (not rated)	2.4%
Total	100%

NMY	Nuveen Maryland Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	3.75%	12.59%	4.78%	5.15%
NMY at Common Share Price	7.02%	19.51%	6.16%	4.80%
S&P Municipal Bond Maryland Index	2.01%	7.11%	2.99%	3.67%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.4%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	160.2%
Floating Rate Obligations	(8.1)%
AMTP Shares, net of deferred
offering costs	(52.1)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Maryland	82.1%
Guam	4.6%
Puerto Rico	3.7%
California	2.8%
Virgin Islands	1.9%
District of Columbia	1.9%
New York	1.6%
New Jersey	0.5%
Pennsylvania	0.4%
Texas	0.4%
Ohio	0.1%
Alaska	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	23.4%
Tax Obligation/Limited	21.2%
Transportation	8.0%
Tax Obligation/General	7.3%
Education and Civic Organizations	6.0%
U.S. Guaranteed	6.0%
Long-Term Care	5.5%
Water and Sewer	5.4%
Housing/Multifamily	5.4%
Other	11.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.0%
AAA	5.6%
AA	29.7%
A	22.9%
BBB	18.5%
BB or Lower	6.6%
N/R (not rated)	10.7%
Total	100%

NMT	Nuveen Massachusetts Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMT at Common Share NAV	3.04%	11.48%	4.43%	5.36%
NMT at Common Share Price	11.30%	19.96%	6.09%	5.36%
S&P Municipal Bond Massachusetts Index	2.18%	8.01%	3.26%	3.99%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.1%
Other Assets Less Liabilities	1.9%
Net Assets Plus VRDP Shares,
net of deferred offering costs	153.0%
VRDP Shares, net of deferred
offering costs	(53.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Massachusetts	92.4%
Guam	4.9%
Puerto Rico	1.9%
Virgin Islands	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	29.2%
Health Care	21.1%
Tax Obligation/Limited	13.3%
Tax Obligation/General	11.3%
U.S. Guaranteed	10.3%
Transportation	6.3%
Water and Sewer	5.1%
Other	3.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.5%
AAA	3.7%
AA	51.1%
A	21.2%
BBB	8.4%
BB or Lower	4.2%
N/R (not rated)	1.9%
Total	100%

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	3.60%	12.94%	4.66%	6.50%
NMS at Common Share Price	3.26%	19.39%	3.73%	4.91%
S&P Municipal Bond Minnesota Index	2.31%	8.04%	3.23%	4.03%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.9%
Short-Term Municipal Bonds	2.4%
Other Assets Less Liabilities	0.7%
Net Assets Plus AMTP Shares,
net of deferred offering costs	159.0%
AMTP Shares, net of deferred
offering costs	(59.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Minnesota	99.7%
Guam	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.0%
Education and Civic Organizations	19.5%
Tax Obligation/General	17.0%
Tax Obligation/Limited	9.6%
Long-Term Care	9.4%
Utilities	8.5%
Other	14.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.4%
AAA	15.5%
AA	20.0%
A	25.8%
BBB	11.1%
BB or Lower	7.5%
N/R (not rated)	15.7%
Total	100%

NOM	Nuveen Missouri Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	2.74%	10.13%	4.37%	5.74%
NOM at Common Share Price	5.36%	26.47%	3.67%	5.30%
S&P Municipal Bond Missouri Index	2.36%	7.97%	3.57%	4.54%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.0%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations
& MFP Shares, net of deferred
offering costs	156.1%
Floating Rate Obligations	(1.8)%
MFP Shares, net of deferred
offering costs	(54.3)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Missouri	96.9%
Guam	1.7%
Puerto Rico	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	23.6%
Tax Obligation/Limited	16.1%
Tax Obligation/General	15.9%
U.S. Guaranteed	12.9%
Education and Civic Organizations	10.9%
Long-Term Care	7.6%
Water and Sewer	6.2%
Other	6.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	5.7%
AA	42.9%
A	20.2%
BBB	9.9%
BB or Lower	4.5%
N/R (not rated)	8.3%
Total	100%

NPV	Nuveen Virginia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	3.70%	12.85%	4.64%	5.23%
NPV at Common Share Price	13.66%	29.28%	6.14%	4.97%
S&P Municipal Bond Virginia Index	2.16%	7.62%	3.33%	3.93%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.7%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred
offering costs	155.4%
Floating Rate Obligations	(7.6)%
VRDP Shares, net of deferred
offering costs	(47.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Virginia	78.0%
District of Columbia	8.5%
Puerto Rico	4.7%
Guam	3.3%
Virgin Islands	2.5%
Colorado	0.9%
Washington	0.7%
Pennsylvania	0.5%
Tennessee	0.5%
Wisconsin	0.2%
New York	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	28.8%
Tax Obligation/Limited	21.3%
Health Care	13.0%
U.S. Guaranteed	10.5%
Education and Civic Organizations	8.1%
Other	18.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.5%
AAA	6.1%
AA	40.5%
A	12.1%
BBB	14.9%
BB or Lower	9.0%
N/R (not rated)	7.9%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on December 5, 2019 for NMT; at this meeting the shareholders were asked to elect Board Members.

		NMT
	Common and
	Preferred
	shares voting
	together		Preferred
	as a class		Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	8,363,583		—
Withhold	239,640		—
Total	8,603,223		—
Carole E. Stone
For	8,357,523		—
Withhold	245,700		—
Total	8,603,223		—
Margaret L. Wolff
For	8,295,461		—
Withhold	307,762		—
Total	8,603,223		—
William C. Hunter
For	—		740
Withhold	—		—
Total	—		740
Albin F. Moschner
For	—		740
Withhold	—		—
Total	—		740

NKG	Nuveen Georgia Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.8% (99.9% of Total Investments)
	MUNICIPAL BONDS – 150.8% (99.9% of Total Investments)
	Education and Civic Organizations – 16.0% (10.6% of Total Investments)
$ 1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate	7/21 at 100.00	AA	$ 1,682,640
	Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured
3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,331,560
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,433,639
	Academy Project, Series 2013B, 7.000%, 10/01/43
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts	3/26 at 100.00	A2	3,513,630
	Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College	7/27 at 100.00	A+	1,833,996
	Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/37
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/23 at 100.00	AA	3,381,780
	Refunding Series 2013A, 5.000%, 10/01/43
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,368,260
	Refunding Series 2016A, 5.000%, 10/01/46 (UB) (4)
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,438,645
	Refunding Series 2012C, 5.250%, 10/01/30
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,047,970
	Series 2012A, 5.000%, 10/01/32
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of	4/24 at 100.00	A+	3,360,360
	Art & Design Projects, Series 2014, 5.000%, 4/01/44
20,795	Total Education and Civic Organizations			23,392,480
	Health Care – 17.2% (11.4% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical
	Center, Series 1998:
205	5.250%, 12/01/22 (5),(6)	12/19 at 100.00	N/R	17,531
745	5.375%, 12/01/28 (5),(6)	12/19 at 100.00	N/R	63,709
3,245	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	3,600,749
	Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/49
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	6/20 at 100.00	AA–	729,672
	Project, Series 2010, 5.000%, 6/15/40
3,485	Development Authority of Fulton County Revenue Bonds, Georgia, Piedmont Healthcare, Inc.	7/26 at 100.00	AA–	4,027,266
	Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc. Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	2,115,512
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,183,190
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010B:
235	5.000%, 2/15/33	2/20 at 100.00	AA	236,706
235	5.125%, 2/15/40	2/20 at 100.00	AA	236,716
930	5.250%, 2/15/45	2/20 at 100.00	AA	936,928
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2017B:
3,000	5.500%, 2/15/42 (UB) (4)	2/27 at 100.00	AA	3,693,540
5,500	5.250%, 2/15/45 (UB) (4)	2/27 at 100.00	AA	6,591,750
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic	11/22 at 100.00	AA–	1,773,041
	Health East Issue, Series 2012, 5.000%, 11/15/37
22,695	Total Health Care			25,206,310

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
$ 1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	$ 1,255,586
	Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35
	Tax Obligation/General – 32.2% (21.3% of Total Investments)
4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%,	8/26 at 100.00	AA+	4,724,840
	8/01/42 (UB) (4)
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/25 at 100.00	AA	3,419,490
	Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	2,215,820
	Series 2018A, 4.000%, 6/15/37
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding
	Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,225,330
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	779,636
2,350	Evanston, Illinois, General Obligation Bonds, Corporate Purpose Series 2016A,	6/28 at 100.00	AA+	2,571,816
	4.000%, 12/01/43
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd	7/26 at 100.00	Aa2	2,360,940
	Medical Center, Series 2016, 5.000%, 7/01/35
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding &	4/25 at 100.00	AAA	3,471,900
	Improvement Series 2015, 5.000%, 4/01/44
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA	3,500,460
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
5	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization	3/21 at 100.00	Aaa	5,000
	Bonds, Loan Pool Series 2011, 5.125%, 3/15/31
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,205,046
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013,	2/23 at 100.00	AAA	3,879,155
	5.000%, 2/01/36
170	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019,	3/29 at 100.00	AA+	217,167
	5.000%, 3/01/32
345	Lamar County School District, Georgia, General Obligation Bonds, Series 2017,	9/27 at 100.00	Aa1	423,701
	5.000%, 3/01/33
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
251	5.500%, 7/15/23	7/21 at 100.00	N/R	251,405
601	5.500%, 7/15/30	7/21 at 100.00	N/R	602,683
659	5.500%, 1/15/36	7/21 at 100.00	N/R	661,540
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	625,380
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City	5/26 at 100.00	Aaa	3,535,590
	Center Project, Series 2015, 5.000%, 5/01/47
	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Refunding Series 2019A:
500	5.000%, 10/01/34	10/29 at 100.00	Aa2	630,420
370	5.000%, 10/01/36	10/29 at 100.00	Aa2	463,784
195	5.000%, 10/01/37	10/29 at 100.00	Aa2	243,438
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
500	5.000%, 8/01/30	2/26 at 100.00	Aa1	601,090
400	5.000%, 8/01/31	2/26 at 100.00	Aa1	479,100
3,500	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	3,899,875
	4.000%, 6/01/42
2,000	Winder-Barrow Industrial Building Authority, Revenue Bonds, Georgia, City of Winder Project,	12/21 at 100.00	A1	2,140,380
	Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured
41,046	Total Tax Obligation/General			47,134,986

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 25.3% (16.8% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta
	Parking Facility Project, Series 2017:
$ 1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	$ 1,453,028
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,543,853
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	3,801,687
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44
575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017,	No Opt. Call	A3	668,489
	5.000%, 12/01/24
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,442,196
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,825,135
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	794,651
5,160	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	Baa2	5,919,294
	Series 1993, 5.625%, 10/01/26 – NPFG Insured
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	AA–	465,151
	Series 2005, 5.500%, 10/01/26 – NPFG Insured
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	3,468,621
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue	6/27 at 100.00	AA	868,924
	Bonds, Series 2017A, 5.000%, 6/01/29
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third
	Indenture, Series 2015B:
1,000	5.000%, 7/01/41	7/26 at 100.00	AA+	1,187,890
3,000	5.000%, 7/01/42	7/26 at 100.00	AA+	3,560,040
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	5,531,400
	4.000%, 7/01/48
2,037	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	2,108,764
	2018A-1, 4.550%, 7/01/40
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012,	12/22 at 100.00	Aa2	884,650
	5.000%, 12/01/38
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,593,390
	Bonds, Series 2018, 4.000%, 7/01/58
32,347	Total Tax Obligation/Limited			37,117,163
	Transportation – 10.9% (7.2% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30 (AMT)	1/21 at 100.00	AA–	2,074,740
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA–	2,149,940
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (AMT)	1/22 at 100.00	AA–	2,988,435
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds,
	Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,919,381
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,238,850
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,553,040
	Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
14,635	Total Transportation			15,924,386
	U.S. Guaranteed – 8.5% (5.6% of Total Investments) (7)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds,	1/22 at 100.00	N/R	2,156,760
	Memorial Health University Medical Center, Inc., Refunding & Improvement Series 2012A,
	5.000%, 1/01/31 (Pre-refunded 1/01/22)
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens	1/22 at 100.00	AA	647,676
	Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation	5/22 at 100.00	AA+	$ 683,306
	Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010B:
765	5.000%, 2/15/33 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	770,959
765	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	771,151
3,015	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	3,039,994
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series	2/24 at 100.00	Aa3	1,715,550
	2014B, 5.000%, 2/01/37 (Pre-refunded 2/01/24)
290	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds,	No Opt. Call	N/R	297,993
	Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	Aa2	2,416,460
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
11,820	Total U.S. Guaranteed			12,499,849
	Utilities – 17.2% (11.4% of Total Investments)
1,975	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,007,528
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,332,288
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,332,288
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A2	2,080,645
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG,	1/23 at 100.00	A1	3,248,310
	5.000%, 1/01/43
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A+	1,065,434
1,300	5.000%, 3/15/21	No Opt. Call	A+	1,356,186
1,500	5.000%, 3/15/22	No Opt. Call	A+	1,613,430
2,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	2,155,460
	5.000%, 3/15/22
1,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A,	No Opt. Call	A3	1,361,860
	5.000%, 5/15/49
1,525	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B,	9/24 at 100.43	Aa1	1,699,490
	4.000%, 8/01/49 (Mandatory Put 12/02/24)
2,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand	6/23 at 100.40	Aa2	2,173,900
	Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	No Opt. Call	A2	1,096,590
	Series 2015A, 0.000%, 1/01/32
2,260	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	7/26 at 100.00	AA	2,679,772
	Series 2016A, 5.000%, 1/01/30 – BAM Insured
23,365	Total Utilities			25,203,181
	Water and Sewer – 22.6% (15.0% of Total Investments)
4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 5.000%,	11/27 at 100.00	Aa2	4,887,440
	11/01/39 (UB) (4)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B,	11/27 at 100.00	Aa2	6,043,850
	5.000%, 11/01/47
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 –	No Opt. Call	AA	364,946
	AGM Insured
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001,	12/19 at 100.00	AA	5,014
	5.000%, 8/01/35 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A,	5/24 at 100.00	AA+	$ 573,350
	5.000%, 5/01/31
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	594,690
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured (UB) (4)	10/26 at 100.00	AA	7,405,260
300	5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	360,726
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series	10/21 at 100.00	Aa3	5,725,677
	2011A, 5.250%, 10/01/41
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013,	1/23 at 100.00	AA	1,104,040
	5.000%, 1/01/33
435	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%,	No Opt. Call	AA	453,022
	12/01/21 – AGM Insured
	Oconee County, Georgia, Water and Sewer Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	190,086
535	5.000%, 9/01/37	9/27 at 100.00	AA	651,587
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds,	1/24 at 100.00	AA	2,270,380
	Refunding Series 2014, 5.000%, 1/01/30
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek	2/26 at 100.00	Aa2	2,542,264
	Reservoir Project, Series 2016, 4.000%, 2/01/38
28,355	Total Water and Sewer			33,172,332
$ 196,263	Total Long-Term Investments (cost $207,692,600)			220,906,273

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)
	Health Care – 0.2% (0.1% of Total Investments)
$ 231	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center,	No Opt. Call	N/R	$ 257,797
	Series 2016, 6.500%, 3/31/17 (5), (6)
$ 231	Total Short-Term Investments (cost $231,260)			257,797
	Total Investments (cost $207,923,860) – 151.0%			221,164,070
	Floating Rate Obligations – (13.4)%			(19,600,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (39.9)% (8)			(58,364,506)
	Other Assets Less Liabilities – 2.3%			3,244,823
	Net Asset Applicable to Common Shares – 100%			$ 146,444,387

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 26.4%.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMY	Nuveen Maryland Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.4% (100.0% of Total Investments)
	Consumer Discretionary – 3.4% (2.1% of Total Investments)
$ 9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BBB–	$ 10,486,762
	5.000%, 9/01/46
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/19 at 100.00	N/R	1,290,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
11,215	Total Consumer Discretionary			11,776,762
	Consumer Staples – 5.2% (3.3% of Total Investments)
595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	12/19 at 100.00	B–	598,064
	Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47
3,270	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding	12/19 at 100.00	Ba1	3,327,879
	Series 2002, 5.500%, 5/15/39
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/19 at 19.63	N/R	2,508,610
	Bonds, Series 2006A, 0.000%, 6/15/46
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,940	5.250%, 6/01/32	12/19 at 100.00	N/R	1,940,000
2,915	5.625%, 6/01/47	12/19 at 100.00	N/R	2,914,883
1,815	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	1,960,091
	Series 2016A-1, 5.625%, 6/01/35
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	12/19 at 100.00	B3	100,231
	Bonds, Series 2006A, 5.000%, 6/01/46
1,405	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,596,263
	Bonds, Series 2018A, 5.000%, 6/01/46
450	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	12/19 at 100.00	A3	450,914
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
2,850	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	2,836,976
28,340	Total Consumer Staples			18,233,911
	Education and Civic Organizations – 9.6% (6.0% of Total Investments)
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc., Series 2017A:
1,500	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	1,698,075
3,250	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	3,627,065
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher	7/22 at 100.00	A–	754,201
	College, Series 2012A, 5.000%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	A–	1,290,003
1,200	5.000%, 7/01/44	7/27 at 100.00	A–	1,389,168
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street
	Academy, Series 2017A:
265	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	281,112
500	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	526,450
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	7/22 at 100.00	AA+	1,251,829
1,050	5.000%, 7/01/37	7/22 at 100.00	AA+	1,145,445

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
$ 500	5.000%, 7/01/38	7/23 at 100.00	AA+	$ 557,715
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,714,281
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/22 at 100.00	A	1,355,413
	University Maryland, Series 2012A, 5.000%, 10/01/39
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,062,180
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,405,787
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,613,355
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,198,480
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	203,971
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,695,675
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	613,179
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,151,670
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees	7/22 at 100.00	A+	679,156
	and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/29
2,115	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds,	No Opt. Call	A+	2,170,984
	Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured
30,525	Total Education and Civic Organizations			33,385,194
	Energy – 1.3% (0.9% of Total Investments)
4,560	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	4,678,378
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
	Financials – 0.0% (0.0% of Total Investments)
232	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	31,918
	Series 2007A Sr. Bond, 0.000%, 8/01/41 (5)
2,705	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable-Exempt Trust	No Opt. Call	N/R	135,247
	Unit, Series 2007A Sr. Bonds, 0.000%, 8/01/41 (5)
2,937	Total Financials			167,165
	Health Care – 37.1% (23.4% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue
	Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	A–	1,072,091
2,470	4.250%, 7/01/35	7/25 at 100.00	A–	2,692,004
1,740	5.000%, 7/01/45	7/25 at 100.00	A–	1,974,343
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	287,370
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,463,422
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	Baa1	103,927
1,450	5.000%, 7/01/38	7/26 at 100.00	Baa1	1,666,137
585	4.000%, 7/01/42	7/26 at 100.00	Baa1	620,001

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist
	Healthcare, Series 2011A:
$ 1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	$ 1,476,495
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	407,029
3,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	3,818,379
	Healthcare, Series 2016A, 5.500%, 1/01/46
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel	7/22 at 100.00	A	1,482,153
	Health System Issue, Series 2012, 5.000%, 7/01/24
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	AA–	2,187,800
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll
	Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,057,480
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,906,865
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/22 at 100.00	A–	4,519,628
	Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	Aa2	2,701,025
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	Aa2	528,095
500	5.000%, 5/15/26	5/21 at 100.00	Aa2	527,870
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	2,318,860
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,211,010
500	4.000%, 7/01/42	7/27 at 100.00	A+	547,465
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	1,181,680
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,621,920
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,293,289
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,172,778
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,848,700
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	7,072,800
	Health Issue, Series 2017A, 5.000%, 5/15/42
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/22 at 100.00	Baa1	3,062,866
	Medical Center, Series 2011, 5.000%, 7/01/31
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
1,000	5.000%, 7/01/39	7/24 at 100.00	A	1,126,950
5,500	5.000%, 7/01/45	7/24 at 100.00	A	6,168,305
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity
	Health Credit Group, Series 2017MD:
1,000	5.000%, 12/01/46	6/27 at 100.00	AA–	1,180,730
3,260	5.000%, 12/01/46 (UB) (6)	6/27 at 100.00	AA–	3,849,180
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University
	of Maryland Medical System Issue, Series 2013A:
4,665	4.000%, 7/01/43	7/22 at 100.00	A	4,828,415
11,500	5.000%, 7/01/43	7/22 at 100.00	A	12,348,355
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A	1,148,320
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A	$ 6,469,430
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	2,168,040
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	BBB	13,784,802
	Maryland Health, Series 2014, 5.250%, 7/01/34
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding	12/21 at 100.00	AA–	8,538,640
	Series 2011MD, 5.000%, 12/01/40
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,503,040
2,000	5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA–	2,286,780
116,480	Total Health Care			129,224,469
	Housing/Multifamily – 8.5% (5.4% of Total Investments)
1,920	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	1/20 at 102.00	AA+	1,963,027
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,588,905
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,696,832
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	1,974,185
	Series 2016, 4.000%, 6/01/46
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,338,460
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,191,900
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	1,164,310
	Apartments, Series 2017, 5.000%, 12/01/42
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	AA+	1,243,888
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	AA+	708,492
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	1,048,110
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BBB	1,275,659
470	5.000%, 7/01/37	7/21 at 100.00	BBB	490,628
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	542,820
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	537,855
1,510	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	7/22 at 100.00	BBB–	1,599,120
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BBB–	539,169
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,160	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	12/19 at 100.00	AA	1,160,870
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
$ 875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	$ 1,046,806
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	286,572
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,836,048
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	908,739
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,570,905
	Development Bonds, Series 2014A, 3.875%, 7/01/39
27,240	Total Housing/Multifamily			29,713,300
	Housing/Single Family – 7.2% (4.5% of Total Investments)
2,385	Maryland Community Development Administration Department of Housing and Community	3/26 at 100.00	Aa2	2,478,325
	Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36
2,365	Maryland Community Development Administration Department of Housing and Community	9/23 at 100.00	Aa2	2,531,094
	Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,120,360
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,209,561
1,500	Maryland Community Development Administration Department of Housing and Community	9/25 at 100.00	Aa2	1,591,395
	Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35
4,900	Maryland Community Development Administration Department of Housing and Community	9/27 at 100.00	Aa2	5,333,013
	Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38 (UB) (6)
1,865	Maryland Community Development Administration Department of Housing and Community	3/28 at 100.00	Aa2	1,994,095
	Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39
1,280	Maryland Community Development Administration Department of Housing and Community	9/28 at 100.00	Aa2	1,314,701
	Development, Residential Revenue Bonds, Series 2019B, 3.350%, 9/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	AA+	2,005,920
	Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	AA+	2,037,200
	Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49
1,410	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage	7/26 at 100.00	Aa2	1,490,652
	Revenue Bonds, Series 2017A, 3.650%, 7/01/37
23,870	Total Housing/Single Family			25,106,316
	Long-Term Care – 8.7% (5.5% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,567,918
1,000	3.625%, 1/01/37	1/26 at 100.00	A	1,055,640
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc.,	1/20 at 100.00	BBB	2,057,688
	Series 2009B, 6.000%, 1/01/23
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	3,385,890
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,386,428
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,869,817
	Series 2017, 5.000%, 4/01/36
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A	2,502,952
4,090	5.000%, 1/01/45	7/26 at 100.00	A	4,731,966
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	12/19 at 100.00	A	2,483,596
	Retirement Community, Series 2007, 4.750%, 7/01/34

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	$ 1,151,451
	Community Inc., Series 2017, 5.250%, 4/01/37
1,340	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	1,500,840
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	900,648
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	1,113,660
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	BB	551,970
1,000	5.000%, 11/01/47	11/24 at 103.00	BB	1,100,560
	Washington County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
1,000	5.000%, 1/01/29	No Opt. Call	BBB+	1,208,690
500	5.000%, 1/01/32	1/29 at 100.00	BBB+	596,885
27,150	Total Long-Term Care			30,166,599
	Tax Obligation/General – 11.6% (7.3% of Total Investments)
5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	4,160,036
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured
3,645	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series	No Opt. Call	AAA	4,097,928
	2017A, 5.000%, 3/15/23
3,510	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public	No Opt. Call	AAA	3,758,297
	Improvement Series 2017C, 5.000%, 10/01/21
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	AA	2,537,224
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,333,060
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,326,520
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	7,724,618
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
1,000	5.000%, 6/01/27	6/26 at 100.00	AAA	1,225,600
2,000	5.000%, 6/01/35	6/26 at 100.00	AAA	2,398,820
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	No Opt. Call	AAA	3,002,550
	General Obligation Bonds, Consolidated Public Improvement, Series 2017, 5.000%, 6/15/25
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	6/28 at 100.00	AAA	2,827,175
	General Obligation Bonds, Consolidated Public Improvement, Series 2018, 4.000%, 6/01/39
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 35.55	Aaa	2,118,130
	Capital Appreciation Series 2015, 0.000%, 8/15/50
53,310	Total Tax Obligation/General			40,509,958
	Tax Obligation/Limited – 33.5% (21.2% of Total Investments)
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General	10/29 at 100.00	AAA	1,254,160
	Improvement, Series 2019, 5.000%, 10/01/44
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,339,404
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,542,611
	2017A, 5.500%, 6/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
$ 525	5.000%, 6/15/30	6/24 at 100.00	BBB+	$ 591,775
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	474,606
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,373,340
240	5.000%, 9/01/38	9/27 at 100.00	N/R	265,769
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	2,020,297
250	5.125%, 6/01/43	6/26 at 100.00	N/R	267,570
2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/29 at 100.00	N/R	2,012,800
	2019A, 3.625%, 6/01/46, 144A
350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/23 at 100.00	N/R	350,907
	2019B, 3.875%, 6/01/46, 144A
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing
	Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	N/R	477,958
740	5.000%, 7/01/36	1/29 at 100.00	N/R	827,498
	Frederick County, Maryland, Lake Linganore Village Community Development Special
	Obligation Bonds, Series 2001A:
21	5.600%, 7/01/20 – RAAI Insured	12/19 at 100.00	AA	21,072
450	5.700%, 7/01/29 – RAAI Insured	12/19 at 100.00	AA	451,548
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Series 2010A:
5,340	5.000%, 7/01/30	7/20 at 100.00	A–	5,451,072
2,350	5.000%, 7/01/40	7/20 at 100.00	A–	2,394,767
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,242,020
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	BB	524,280
1,000	5.250%, 1/01/36	1/22 at 100.00	BB	1,051,760
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,110,680
2,275	5.000%, 12/01/32	12/26 at 100.00	BB	2,603,305
1,000	5.000%, 12/01/33	12/26 at 100.00	BB	1,142,410
1,000	5.000%, 12/01/36	12/26 at 100.00	BB	1,135,210
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,310,877
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,476,218
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project,
	Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,585,200
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,644,457
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	899,393
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	AA	832,583
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,248,739
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,723,722
720	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/29 at 100.00	Aa3	791,446
	Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
$ 585	4.375%, 7/01/36	1/27 at 100.00	N/R	$ 614,958
355	4.500%, 7/01/44	1/27 at 100.00	N/R	373,211
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA	5,227,677
3,650	5.000%, 5/01/35	5/26 at 100.00	AA	4,325,943
5,100	5.000%, 5/01/46 (UB) (6)	5/26 at 100.00	AA	5,922,171
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/35	5/28 at 100.00	AA	2,452,580
2,000	5.000%, 5/01/36 (UB) (6)	5/28 at 100.00	AA	2,446,200
6,250	5.000%, 5/01/42 (UB) (6)	5/28 at 100.00	AA	7,519,500
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	1,354,700
	2009A, 0.000%, 12/15/32
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	341,952
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	5,476,680
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (6)
5,711	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project,	12/19 at 100.00	N/R	5,733,616
	Series 2005, 5.200%, 7/01/34
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,443,689
2,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	2,441,516
2,214	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	12/19 at 100.00	N/R	2,218,804
	Series 2005, 5.250%, 7/01/35
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,227,336
	5.500%, 7/01/29 – AMBAC Insured
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	12/19 at 100.00	AA	2,137,695
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,198,175
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
53	0.000%, 7/01/24	No Opt. Call	N/R	46,473
90	0.000%, 7/01/27	No Opt. Call	N/R	71,701
88	0.000%, 7/01/29	7/28 at 98.64	N/R	65,188
114	0.000%, 7/01/31	7/28 at 91.88	N/R	78,048
128	0.000%, 7/01/33	7/28 at 86.06	N/R	81,311
1,093	4.500%, 7/01/34	7/25 at 100.00	N/R	1,168,319
2,097	4.550%, 7/01/40	7/28 at 100.00	N/R	2,170,877
1,221	0.000%, 7/01/46	7/28 at 41.38	N/R	322,796
995	0.000%, 7/01/51	7/28 at 30.01	N/R	195,070
349	4.750%, 7/01/53	7/28 at 100.00	N/R	361,163
1,882	5.000%, 7/01/58	7/28 at 100.00	N/R	1,977,511
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,500	4.329%, 7/01/40	7/28 at 100.00	N/R	1,524,360
3	4.536%, 7/01/53	7/28 at 100.00	N/R	3,048
50	4.784%, 7/01/58	7/28 at 100.00	N/R	51,573

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
$ 765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	$ 837,836
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,639,250
1,800	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,982,484
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	12/19 at 100.00	Baa2	2,032,320
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,512,070
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	12/19 at 100.00	AA	1,056,870
	Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured
1,730	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,885,838
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
109,384	Total Tax Obligation/Limited			116,959,963
	Transportation – 12.7% (8.0% of Total Investments)
60	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A,	No Opt. Call	A1	62,553
	5.250%, 7/01/21 – FGIC Insured
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	144,240
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A	611,261
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	424,445
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	712,554
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,214,250
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,362,150
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	4,047,926
1,500	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO	7/29 at 100.00	BBB	1,633,605
	Airport Real Estate Group, Series 2019, 4.000%, 7/01/44 (AMT)
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BBB–	1,298,375
1,115	4.000%, 6/01/58	6/28 at 100.00	BBB–	1,149,866
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BBB	4,145,701
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple
	Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (AMT)	9/26 at 100.00	BBB	2,345,060
1,000	5.000%, 9/30/31 (AMT)	9/26 at 100.00	BBB	1,157,240
2,200	5.000%, 3/31/41 (AMT)	9/26 at 100.00	BBB	2,487,782
3,625	5.000%, 3/31/46 (AMT)	9/26 at 100.00	BBB	4,066,815
2,200	5.000%, 3/31/51 (AMT)	9/26 at 100.00	BBB	2,463,472
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	12/19 at 100.00	N/R	1,313,091
1,000	5.000%, 7/01/34 – AMBAC Insured	12/19 at 100.00	N/R	1,010,090
405	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	12/19 at 100.00	N/R	405,915
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$ 175	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	$ 183,549
680	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	710,818
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	3,313,440
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC, Sixth Series 1997:
10	5.750%, 12/01/22 – NPFG Insured (AMT)	12/19 at 100.00	BBB+	10,448
70	5.750%, 12/01/25 – NPFG Insured (AMT)	12/19 at 100.00	BBB+	72,673
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,224,400
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,865,040
3,000	5.000%, 7/01/42	7/27 at 100.00	AA–	3,590,040
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,206,380
	Bonds, Series 2018, 5.000%, 7/01/38
38,890	Total Transportation			44,233,179
	U.S. Guaranteed – 9.5% (6.0% of Total Investments) (7)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements,
	Series 2011A:
1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,072,430
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,286,916
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA–	2,237,140
	7/01/24 – FGIC Insured (ETM)
2,875	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	No Opt. Call	AA	3,360,760
	7/01/28 – FGIC Insured (ETM)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R	6,028,581
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors	7/20 at 100.00	N/R	2,510,428
	Community Hospital, Refunding Series 2010, 5.750%, 7/01/38 (Pre-refunded 7/01/20)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,783,547
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	5,341,600
2,845	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	No Opt. Call	N/R	3,295,676
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins	5/20 at 100.00	AA–	4,527,875
	Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2011:
500	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	535,285
1,000	6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,074,300
30,975	Total U.S. Guaranteed			33,054,538
	Utilities – 1.6% (1.0% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,145,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (4)
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,364,162

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Guam Power Authority, Revenue Bonds, Series 2014A:
$ 600	5.000%, 10/01/39	10/24 at 100.00	AA	$ 676,938
575	5.000%, 10/01/44	10/24 at 100.00	AA	644,955
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	12/19 at 100.00	CCC	702,625
	Series 2007A, 5.000%, 7/01/24
5,155	Total Utilities			5,533,680
	Water and Sewer – 8.5% (5.4% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	AA–	2,801,507
	5.000%, 7/01/38
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,233,450
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,104,400
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,466,900
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
2,000	5.000%, 7/01/46	No Opt. Call	AA–	2,365,720
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,365,720
490	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA–	520,184
	7/01/24 – FGIC Insured
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	A+	2,854,325
	5.000%, 7/01/44
6,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A,	1/27 at 100.00	AA–	7,150,440
	5.000%, 7/01/41 (UB)
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	1,437,202
	Refunding Series 2014A, 5.000%, 7/01/35
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,431,456
	Refunding Series 2017, 5.000%, 7/01/40
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	2,225,773
	2013, 5.500%, 7/01/43
245	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	288,858
	2016, 5.000%, 7/01/27
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	C	533,125
	6.000%, 7/01/47
25,785	Total Water and Sewer			29,779,060
$ 535,816	Total Long-Term Investments (cost $516,412,122)			552,522,472
	Floating Rate Obligations – (8.1)%			(28,405,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (52.1)% (8)			(181,819,390)
	Other Assets Less Liabilities – 1.8%			6,477,005
	Net Asset Applicable to Common Shares – 100%			$ 348,775,087

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 32.9%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMT	Nuveen Massachusetts Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.1% (100.0% of Total Investments)
	Education and Civic Organizations – 44.1% (29.2% of Total Investments)
$ 210	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019, 5.000%,	6/26 at 100.00	N/R	$ 224,076
	6/15/49, (WI/DD, Settling 12/03/19)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
1,880	14.960%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	2,713,366
575	14.879%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	829,575
3,515	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music,	10/26 at 100.00	A	4,178,316
	Series 2016, 5.000%, 10/01/39
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S,	7/23 at 100.00	AA–	2,456,388
	5.000%, 7/01/38
730	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T,	7/27 at 100.00	AA–	877,533
	5.000%, 7/01/42
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
2,000	5.000%, 1/01/34	1/28 at 100.00	BBB+	2,377,980
2,240	5.000%, 1/01/37	1/28 at 100.00	BBB+	2,642,192
1,955	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016,	7/26 at 100.00	A–	2,288,152
	5.000%, 7/01/35
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue,
	Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	472,505
190	5.000%, 7/01/37	7/25 at 100.00	AA	220,322
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	1,348,524
	5.000%, 7/01/47
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series	10/22 at 100.00	A1	601,793
	2012, 5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A1	993,991
1,400	5.000%, 3/01/44	3/24 at 100.00	A1	1,584,030
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	10/23 at 100.00	BBB+	555,555
	5.250%, 10/01/39
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,449,666
	Institute, Series 2015, 5.000%, 7/01/33
450	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding	7/29 at 100.00	Baa2	544,901
	Series 2019, 5.000%, 7/01/36
	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute,
	Series 2017:
2,200	5.000%, 4/01/35	10/27 at 100.00	AA–	2,713,062
1,250	5.000%, 4/01/36	10/27 at 100.00	AA–	1,537,700
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	Aa2	1,018,806
	5.000%, 8/15/38
1,325	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H,	1/28 at 100.00	A3	1,563,911
	5.000%, 1/01/42
1,510	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic	6/28 at 100.00	AA–	1,821,181
	Institution, Series 2018, 5.000%, 6/01/43
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/22 at 100.00	A1	1,472,658
	Institute, Series 2012, 5.000%, 9/01/50

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 840	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/26 at 100.00	A1	$ 999,180
	Institute, Series 2016, 5.000%, 9/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic
	Institute, Series 2017:
550	5.000%, 9/01/42	9/27 at 100.00	A1	652,850
700	5.000%, 9/01/47	9/27 at 100.00	A1	825,804
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/27 at 100.00	A1	2,967,500
	Institute, Series 2017B, 5.000%, 9/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/29 at 100.00	A1	1,111,650
	Institute, Series 2019, 4.000%, 9/01/44
500	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University,	7/27 at 100.00	Baa2	586,825
	Refunding Series 2017, 5.000%, 7/01/35
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,445,520
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
2,495	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	7/26 at 100.00	AA–	2,939,983
	Series 2016, 5.000%, 1/01/40
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	Aa3	1,416,891
1,000	6.000%, 5/15/59	5/29 at 105.00	Aa3	1,317,000
350	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/21 at 100.00	AA	360,892
	2011J, 5.625%, 7/01/33 (AMT)
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern	10/20 at 100.00	A1	261,663
	University, Series 2010A, 4.875%, 10/01/35
2,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/24 at 100.00	Aa2	2,298,240
	2014-1, 5.000%, 11/01/44
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/25 at 100.00	Aa2	4,699,680
	2015-1, 5.000%, 11/01/40
50,955	Total Education and Civic Organizations			61,369,861
	Health Care – 31.8% (21.1% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children?s Hospital Issue,	10/24 at 100.00	AA	1,124,060
	Series 2014P, 5.000%, 10/01/46
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series	7/26 at 100.00	BBB+	1,531,258
	2016I, 5.000%, 7/01/41
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	1,565,297
	Obligated Group, Series 2013, 5.250%, 11/15/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue,	7/24 at 100.00	A+	1,116,820
	Series 2014N, 5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems,
	Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	AA–	953,819
700	5.000%, 10/01/31	10/21 at 100.00	AA–	744,037
500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	581,885
	Series 2016E, 5.000%, 7/01/32
1,675	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	7/26 at 100.00	A	2,002,563
	Series 2016-I, 5.000%, 7/01/30
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A	1,053,189
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,164,330
500	5.000%, 7/01/33	7/25 at 100.00	A	581,180

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
$ 1,500	5.000%, 7/01/38	7/28 at 100.00	A	$ 1,807,680
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,367,580
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System	7/22 at 100.00	BBB	1,055,940
	Obligated Group, Series 2012, 5.000%, 7/01/31
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,273,032
	Issue, Series 2016N, 5.000%, 12/01/46
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated	8/25 at 100.00	A	3,988,495
	Group Issue, Series 2015F, 5.000%, 8/15/45
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BB+	1,176,509
	Issue, Series 2014F, 5.750%, 7/15/43
3,450	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	7/26 at 100.00	AA–	4,016,042
	Issue, Series 2016Q, 5.000%, 7/01/47
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System
	Issue, Series 2017S-1:
2,200	5.000%, 7/01/37	1/28 at 100.00	AA–	2,670,822
2,100	4.000%, 7/01/41	1/28 at 100.00	AA–	2,341,605
5	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/21 at 100.00	AA–	5,271
	Series 2012L, 5.000%, 7/01/36
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/23 at 100.00	BBB+	899,015
	Obligated Group Issue, Series 2013F, 5.000%, 7/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,105,810
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,411,068
610	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	1/27 at 100.00	A–	712,407
	Obligated Group Issue, Series 2017K, 5.000%, 7/01/38
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care
	Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A–	422,248
1,095	5.000%, 7/01/44	7/27 at 100.00	A–	1,274,131
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	520,049
	Series 2016I, 5.000%, 7/01/36
25	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	BBB+	26,565
	2011H, 5.500%, 7/01/31
280	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	328,908
	5.000%, 7/01/44
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford	12/19 at 100.00	BB+	1,508,799
	Regional Medical Center, Series 2007E, 5.000%, 7/15/32
38,925	Total Health Care			44,330,414
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
495	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008,	12/19 at 100.00	AA	500,500
	5.000%, 4/01/20 – AGM Insured
215	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	12/19 at 100.00	AA	217,866
745	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	756,495
1,455	Total Housing/Multifamily			1,474,861
	Long-Term Care – 3.0% (2.0% of Total Investments)
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc Issue, Series 2017:
1,040	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	1,092,863
250	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	274,940

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community	7/25 at 100.00	A+	$ 527,730
	Lennox, Series 2015, 5.000%, 7/01/31
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,099,500
	2013A, 5.250%, 1/01/26
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding	10/24 at 104.00	BBB+	1,123,530
	Series 2019, 5.000%, 10/01/49
3,750	Total Long-Term Care			4,118,563
	Tax Obligation/General – 17.1% (11.3% of Total Investments)
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	2/20 at 100.00	AA	1,258,675
	5.000%, 2/15/32
640	Massachusetts Bay Transportation Authority, General Obligation Transportation System	No Opt. Call	Aa1	668,576
	Bonds, Series 1991A, 7.000%, 3/01/21
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,	No Opt. Call	Aa1	1,602,420
	8/01/21 – AGM Insured
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C,	7/25 at 100.00	Aa1	2,315,720
	5.000%, 7/01/45
3,895	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F,	11/27 at 100.00	Aa1	4,672,364
	5.000%, 11/01/46
4,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A,	1/29 at 100.00	Aa1	5,018,360
	5.250%, 1/01/44
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series	5/22 at 100.00	Aa2	1,926,337
	2012, 5.000%, 5/15/35
880	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 –	No Opt. Call	AAA	912,173
	FGIC Insured
1,950	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series	9/27 at 100.00	Aa2	1,976,266
	2019, 3.000%, 9/01/42
	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan
	Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,329,126
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,078,420
21,170	Total Tax Obligation/General			23,758,437
	Tax Obligation/Limited – 20.1% (13.3% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	BB	2,103,520
1,310	5.125%, 1/01/42	1/22 at 100.00	BB	1,367,286
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	BB	417,568
1,115	5.000%, 1/01/42	1/22 at 100.00	BB	1,159,823
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	992,553
	5.000%, 5/01/33 – BAM Insured
500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017,	5/27 at 100.00	AA	604,890
	5.000%, 5/01/35
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	1,087,180
	5.000%, 7/01/41
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior	No Opt. Call	AA	819,842
	Lien Series 2004C, 5.250%, 7/01/21
1,610	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B,	5/24 at 100.00	Aa2	1,809,044
	5.000%, 5/01/44
1,000	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B,	No Opt. Call	Aa2	1,140,650
	5.375%, 5/01/23 – SYNCORA GTY Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	8/25 at 100.00	AAA	$ 1,587,681
	Refunding Series 2015C, 5.000%, 8/15/37
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	2,090,213
	Series 2013A, 5.000%, 5/15/38
2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/28 at 100.00	AA+	2,456,480
	Series 2018A, 5.250%, 2/15/48
1,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/29 at 100.00	AA+	1,843,800
	Series 2019A, 5.000%, 2/15/44
1,070	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Refunding Series	No Opt. Call	A1	1,073,199
	2005, 5.000%, 1/01/20 – FGIC Insured
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/25 at 100.00	AA+	1,748,895
	2015A, 5.000%, 6/01/45
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
863	4.550%, 7/01/40	7/28 at 100.00	N/R	893,404
4,845	0.000%, 7/01/51	7/28 at 30.01	N/R	949,862
1,259	5.000%, 7/01/58	7/28 at 100.00	N/R	1,322,894
775	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	799,382
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	566,368
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,089,170
	2012A, 5.000%, 10/01/32 – AGM Insured
29,117	Total Tax Obligation/Limited			27,923,704
	Transportation – 9.5% (6.3% of Total Investments)
400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA+	401,208
	Commonwealth Contract Assistance Secured, Series 2010B, 5.000%, 1/01/35
2,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%,	7/27 at 100.00	AA	2,935,025
	7/01/47 (AMT)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,021,630
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,089,310
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,145,300
2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,850,400
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	AA	832,989
1,000	5.000%, 7/01/45	7/25 at 100.00	AA	1,157,290
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation,	7/29 at 100.00	A1	1,094,320
	Series 2019A, 4.000%, 7/01/44 (AMT)
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A+	769,391
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
11,845	Total Transportation			13,296,863
	U.S. Guaranteed – 15.6% (10.3% of Total Investments) (5)
2,580	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded	10/20 at 100.00	AA	2,662,870
	10/01/20) – AGM Insured
2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General	2/21 at 100.00	Aa3	2,093,440
	Obligation Bonds, Series 2011, 5.000%, 2/15/41 (Pre-refunded 2/15/21)
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%,	5/22 at 100.00	Aa2	933,472
	5/01/37 (Pre-refunded 5/01/22)
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A:
1,275	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	1,278,901
125	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+	125,383

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,150	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series	7/21 at 100.00	AA	$ 2,288,460
	2011B-1, 5.250%, 7/01/33 (Pre-refunded 7/01/21) – AGM Insured
434	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue,	11/23 at 100.00	N/R	504,182
	Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/20 at 100.00	AA–	2,253,482
	Series 2011K-6, 5.375%, 7/01/41 (Pre-refunded 7/01/20)
995	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/21 at 100.00	N/R	1,055,197
	Series 2012L, 5.000%, 7/01/36 (Pre-refunded 7/01/21)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/21 at 100.00	AA	1,060,500
	Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series	4/21 at 100.00	Aa3	3,164,850
	2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)
475	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	N/R	507,442
	2011H, 5.500%, 7/01/31 (Pre-refunded 7/01/21)
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc,	7/21 at 100.00	N/R	430,180
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series	10/21 at 100.00	AAA	1,072,430
	2011B, 5.000%, 10/15/41 (Pre-refunded 10/15/21)
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/21 at 100.00	AA+	1,587,165
	2013A, 5.000%, 6/01/38 (Pre-refunded 6/01/21)
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	AA	746,669
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
20,719	Total U.S. Guaranteed			21,764,623
	Utilities – 1.0% (0.7% of Total Investments)
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts	7/23 at 100.00	AA–	1,421,835
	Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32
	Water and Sewer – 7.8% (5.1% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	632,489
	Refunding Series 2014A, 5.000%, 7/01/29
1,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,452,788
	Refunding Series 2017, 5.000%, 7/01/37
420	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	473,403
	2016, 5.000%, 1/01/46
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	12/19 at 100.00	A1	416,212
	5.000%, 12/01/32 – NPFG Insured
1,000	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	1,126,830
	5.000%, 2/01/45
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	12/19 at 100.00	AAA	60,175
	5.000%, 8/01/22
140	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series	12/19 at 100.00	AAA	140,435
	2002A, 5.250%, 8/01/20
500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B,	8/26 at 100.00	AA+	596,780
	5.000%, 8/01/40
1,230	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B,	8/27 at 100.00	AA+	1,486,701
	5.000%, 8/01/42
2,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,489,260
	5.000%, 8/01/44
1,000	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/27 at 100.00	AA	1,213,390
	2017C, 5.000%, 4/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 635	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/29 at 100.00	AA	$ 723,240
	2019E, 4.000%, 4/15/38
9,215	Total Water and Sewer			10,811,703
$ 188,416	Total Long-Term Investments (cost $195,366,628)			210,270,864
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.0)% (6)			(73,734,155)
	Other Assets Less Liabilities – 1.9%			2,612,237
	Net Asset Applicable to Common Shares – 100%			$ 139,148,946

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.9% (98.5% of Total Investments)
	MUNICIPAL BONDS – 155.9% (98.5% of Total Investments)
	Consumer Staples – 0.8% (0.5% of Total Investments)
$ 700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar	6/20 at 100.00	BBB+	$ 710,906
	Company Project, Series 2010, 5.650%, 6/01/27
	Education and Civic Organizations – 30.5% (19.3% of Total Investments)
50	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	53,209
	Project, Series 2016A, 5.000%, 7/01/36
500	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	515,750
	Project,Series 2016A, 4.000%, 7/01/28
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science	12/20 at 102.00	BBB–	861,457
	Academy Building Company, Series 2012A, 5.000%, 12/01/43
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	271,195
	Series 2015A, 5.250%, 7/01/40
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	610,265
	Academy, Series 2014A, 5.750%, 8/01/44
750	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/27 at 102.00	BB+	828,143
	Academy, Series 2019A, 5.250%, 8/01/43
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	101,960
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series	7/24 at 100.00	BB+	2,308,020
	2014A, 5.000%, 7/01/44
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project,	7/26 at 100.00	N/R	1,623,415
	Series 2016A, 5.000%, 7/01/46
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project,
	Series 2013A:
300	6.000%, 7/01/33	7/23 at 100.00	BB+	327,327
1,425	6.000%, 7/01/43	7/23 at 100.00	BB+	1,534,825
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University,
	Refunding Series 2017:
750	5.000%, 5/01/37	5/27 at 100.00	BBB–	867,000
2,000	5.000%, 5/01/47	5/27 at 100.00	BBB–	2,271,500
1,580	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,	3/27 at 100.00	Aa2	1,754,590
	Refunding Series 2017, 4.000%, 3/01/42
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint	12/29 at 100.00	Baa2	1,100,890
	Scholastica, Inc, Refunding Series 2019, 4.000%, 12/01/40
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Benedict,	3/26 at 100.00	Baa1	320,866
	Series 2016-8K, 4.000%, 3/01/43
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	655,380
	Refunding Series 2017, 4.000%, 3/01/48
225	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine	10/28 at 100.00	Baa1	261,371
	University, Refunding Series 2018A, 5.000%, 10/01/45
770	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint	10/29 at 100.00	A2	951,281
	Thomas, Series 2019, 5.000%, 10/01/40
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School	9/24 at 100.00	BB–	731,445
	Project, Series 2014A, 5.000%, 9/01/44
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project,	12/21 at 100.00	BBB–	473,963
	Series 2004A, 5.500%, 12/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 300	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School	No Opt. Call	BB+	$ 314,808
	Project, Series 2015, 5.000%, 8/01/22, 144A
1,250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/29 at 100.00	BBB–	1,297,037
	Bonds, Community of Peace Academy Project, Series 2019, 4.000%, 12/01/49
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/20 at 101.00	BB+	511,590
	Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/21 at 100.00	BBB–	1,176,406
	Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	387,652
510	5.375%, 7/01/50	7/25 at 100.00	BB	549,749
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/23 at 100.00	BB+	1,768,049
	Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/22 at 100.00	BBB–	836,888
	Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint	3/23 at 100.00	BB+	392,952
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series	10/26 at 100.00	N/R	1,009,140
	2016A, 5.000%, 10/01/41
500	St Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/26 at 102.00	BBB–	548,060
	Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49
25,325	Total Education and Civic Organizations			27,216,183
	Health Care – 32.7% (20.7% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project,	3/26 at 100.00	N/R	267,545
	Refunding Series 2016, 4.000%, 3/01/32
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health	4/27 at 100.00	BBB	203,078
	Services Project, Series 2017, 5.000%, 4/01/41
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
700	5.000%, 2/15/43	2/28 at 100.00	A–	834,351
3,250	5.000%, 2/15/48	2/28 at 100.00	A–	3,858,660
2,000	5.000%, 2/15/53	2/28 at 100.00	A–	2,358,560
500	5.000%, 2/15/58	2/28 at 100.00	A–	587,620
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health
	Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	416,720
230	4.000%, 4/01/31	4/22 at 100.00	BBB	238,581
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial	9/25 at 100.00	Baa1	539,360
	Health Care, Series 2015, 4.000%, 9/01/35
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care,
	Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	239,374
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	196,741
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	286,810
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,150,940
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
1,500	4.000%, 11/15/48	11/28 at 100.00	A+	1,641,030
1,500	5.000%, 11/15/49	11/28 at 100.00	A+	1,788,585

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,	12/20 at 100.00	N/R	$ 716,781
	Refunding Series 2013A, 4.400%, 12/01/33
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,
	Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	244,121
190	4.750%, 12/01/27	12/20 at 100.00	N/R	193,618
160	5.000%, 12/01/28	12/20 at 100.00	N/R	163,179
310	5.400%, 12/01/33	12/20 at 100.00	N/R	316,383
915	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,023,784
	4.000%, 11/15/48
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project,	5/20 at 100.00	AA–	30,458
	Series 2010A, 5.125%, 5/01/30
635	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/26 at 100.00	AA–	695,979
	2016A, 4.000%, 5/01/37
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System,
	Series 2019:
500	5.000%, 5/01/48	5/29 at 100.00	AA–	605,340
750	4.000%, 5/01/49	5/29 at 100.00	AA–	825,870
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A+	4,325,120
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	273,173
240	4.000%, 11/15/37	11/27 at 100.00	A+	265,718
2,170	4.000%, 11/15/43	11/27 at 100.00	A+	2,372,960
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	12/19 at 100.00	N/R	1,001,950
	Project, Series 2007-1, 5.000%, 8/01/36
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional
	Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	818,925
630	5.000%, 9/01/34	9/24 at 100.00	A	703,546
26,130	Total Health Care			29,184,860
	Housing/Multifamily – 4.3% (2.7% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments	6/20 at 100.00	Aaa	1,722,559
	Project, Series 2010, 4.500%, 6/01/26
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	371,614
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,777,469
3,755	Total Housing/Multifamily			3,871,642
	Housing/Single Family – 1.0% (0.6% of Total Investments)
14	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue	12/19 at 100.00	AA+	14,159
	Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (AMT)
125	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/21 at 100.00	Aaa	125,551
	Securities Program, Series 2011D, 4.700%, 1/01/31
55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C,	1/23 at 100.00	AA+	56,647
	3.900%, 7/01/43
35	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C,	7/24 at 100.00	AA+	36,534
	3.500%, 1/01/32
130	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F,	7/25 at 100.00	AA+	137,609
	3.300%, 7/01/29
320	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A,	1/27 at 100.00	AA+	324,438
	3.200%, 7/01/30 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 170	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A,	7/27 at 100.00	AA+	$ 180,202
	3.625%, 7/01/32 (AMT)
849	Total Housing/Single Family			875,140
	Industrials – 2.3% (1.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond
	Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,456,672
600	4.750%, 6/01/39	6/21 at 100.00	A+	626,934
2,000	Total Industrials			2,083,606
	Long-Term Care – 14.9% (9.4% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at	11/24 at 100.00	N/R	847,560
	Anoka, Inc Project, Series 2014, 5.125%, 11/01/49
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford	11/24 at 100.00	Baa1	399,733
	Foundation Project, Series 2014, 4.000%, 11/01/39
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc,	3/20 at 100.00	N/R	877,319
	Refunding Series 2013, 5.200%, 3/01/43
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc,
	Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	176,822
850	5.250%, 1/01/46	1/23 at 100.00	N/R	856,435
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,	8/22 at 100.00	N/R	519,265
	Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A
1,000	Maple Plain, Minnesota Senior Housing and Healthcare Revenue Bonds, Haven Homes, Inc	7/25 at 102.00	N/R	1,066,130
	Project, Series 2019, 5.000%, 7/01/54
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding	11/22 at 100.00	N/R	1,384,303
	Series 2012, 4.750%, 11/15/28
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill	5/23 at 100.00	N/R	785,438
	City Project, Series 2015, 5.250%, 11/01/45
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc	8/25 at 100.00	N/R	527,670
	Project, Refunding Series 2017A, 5.000%, 8/01/48
215	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of	7/24 at 102.00	N/R	225,797
	Country Manor Project, Series 2019 A, 5.000%, 7/01/55
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	6/26 at 100.00	N/R	1,373,944
	Home Project, Series 2016B, 4.900%, 6/01/49
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care	5/23 at 100.00	N/R	512,620
	Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48
1,070	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds,	4/20 at 100.00	N/R	1,073,090
	Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health	11/20 at 100.00	N/R	100,632
	Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian
	Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	526,495
350	4.125%, 9/01/35	9/24 at 100.00	N/R	367,595
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd	1/23 at 100.00	N/R	603,006
	Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39
1,000	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	1,097,320
	Refunding Series 2019, 5.000%, 8/01/54
12,805	Total Long-Term Care			13,321,174

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 3.1% (1.9% of Total Investments)
$ 2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	BBB–	$ 2,740,869
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A
	Tax Obligation/General – 26.9% (17.0% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,110,450
	Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, Facilities Maintenance Series 2018D:
1,015	4.000%, 2/01/38	2/27 at 100.00	AAA	1,127,421
1,055	4.000%, 2/01/39	2/27 at 100.00	AAA	1,168,011
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, School Building Series 2018A:
500	4.000%, 2/01/38	2/27 at 100.00	AAA	555,380
1,000	4.000%, 2/01/42	2/27 at 100.00	AAA	1,101,850
1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds,	2/27 at 100.00	Aa2	1,108,893
	Series 2018A, 4.000%, 2/01/43
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation	2/25 at 67.23	AAA	177,363
	Bonds, School Building Series 2015A, 0.000%, 2/01/35
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota,	2/25 at 100.00	Aa2	1,081,030
	General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36
500	Forest Lake, Washington County, Minnesota, General Obligation Bonds, Series 2019A,	2/29 at 100.00	AA+	585,650
	4.000%, 2/01/32, (WI/DD, Settling 12/12/19)
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School
	Building Series 2015A:
940	0.000%, 2/01/37	2/24 at 56.07	Aa2	474,136
1,075	0.000%, 2/01/38	2/24 at 53.49	Aa2	516,570
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,198,180
	School Building Series 2018A, 4.000%, 2/01/42
585	Independent School District 625, St Paul, Minnesota, General Obligation Bonds, School	2/27 at 100.00	AAA	612,507
	Building Series 2019A, 3.000%, 2/01/32
345	Lake Crystal, Minnesota, General Obligation Bonds, Series 2019A, 3.000%, 12/15/33	12/27 at 100.00	AA	363,934
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School	2/24 at 100.00	AAA	1,636,065
	Building Series 2014A, 4.000%, 2/01/30
500	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation	2/28 at 100.00	AAA	571,125
	Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36
1,345	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series	12/26 at 100.00	AAA	1,494,362
	2018, 4.000%, 12/01/40
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,103,510
	Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation	2/27 at 100.00	Aa2	1,109,350
	Bonds, Series 1994, 4.000%, 2/01/37
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School	2/26 at 100.00	AAA	1,093,080
	Building Series 2015B, 4.000%, 2/01/45
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation	2/25 at 62.98	Aa2	548,210
	Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39
1,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation	2/25 at 100.00	Aa2	1,610,010
	Bonds, School Building Series 2015A, 4.000%, 2/01/40
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation	2/23 at 100.00	AAA	2,051,026
	Bonds, School Building Series 2014A, 3.500%, 2/01/31
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	556,000
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
23,650	Total Tax Obligation/General			23,954,113

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 15.2% (9.6% of Total Investments)
$ 1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation,	2/23 at 100.00	A+	$ 1,040,670
	Series 2015A, 4.000%, 2/01/41
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation,	2/22 at 77.70	Aa2	1,182,464
	Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding	3/23 at 100.00	N/R	128,871
	Series 2015, 4.000%, 3/01/30
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015,	3/24 at 100.00	N/R	524,185
	5.000%, 3/01/29
375	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/25 at 100.00	AA+	412,714
	Series 2016C, 4.000%, 8/01/35
200	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/27 at 100.00	AA+	226,670
	Series 2017A, 4.000%, 8/01/35
500	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/28 at 100.00	AA+	546,220
	Series 2018D, 4.000%, 8/01/39
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series	8/21 at 100.00	AA+	2,364,915
	2011, 5.000%, 8/01/31
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	1,052,490
	Certificates of Participation, Series 2015A, 3.750%, 2/01/36
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	802,605
	Certificates of Participation, Series 2015B, 4.000%, 2/01/42
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of
	Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	167,890
500	4.000%, 2/01/38	2/25 at 100.00	A1	538,290
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue
	Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	470,852
895	5.250%, 4/01/43	4/23 at 100.00	N/R	920,489
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax
	Increment Revenue Refunding Bonds, Series 2012:
500	5.000%, 9/01/26	3/20 at 102.00	N/R	512,175
500	5.000%, 3/01/29	3/20 at 102.00	N/R	511,890
1,150	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of	2/29 at 100.00	AAA	1,337,818
	Participation, Series 2019B, 4.000%, 2/01/31
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	853,728
13,225	Total Tax Obligation/Limited			13,594,936
	Transportation – 3.4% (2.1% of Total Investments)
750	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	7/29 at 100.00	A+	906,922
	Refunding Subordinate Lien Series 2019B, 5.000%, 1/01/49 (AMT)
1,600	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	1,891,552
	Senior Lien Series 2016C, 5.000%, 1/01/46
200	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/20 at 100.00	A+	200,426
	Subordinate Lien Series 2010D, 4.000%, 1/01/23 (AMT)
2,550	Total Transportation			2,998,900
	U.S. Guaranteed – 6.9% (4.4% of Total Investments) (4)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company,	6/20 at 102.00	N/R	405,156
	Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)
470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project,	5/20 at 100.00	N/R	477,656
	Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)
580	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R	702,119
	HealthEast Inc, Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	$ 2,081,460
	(Pre-refunded 12/01/20)
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds,
	Series 2014A:
1,000	4.000%, 1/01/40 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,114,480
1,200	5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,385,076
5,640	Total U.S. Guaranteed			6,165,947
	Utilities – 13.4% (8.5% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A,	10/24 at 100.00	A1	539,960
	4.000%, 10/01/33
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A1	1,152,133
1,200	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	1,415,028
	5.000%, 12/01/47
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3,	10/27 at 100.00	A–	548,645
	4.000%, 10/01/42
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds,
	Series 1994A:
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	1,054,537
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,893,321
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	90,362
3,500	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	7/28 at 100.00	Aa3	4,257,155
	2018A, 5.000%, 1/01/49
10,935	Total Utilities			11,951,141
	Water and Sewer – 0.5% (0.3% of Total Investments)
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	479,076
	Refunding Series 2017, 5.000%, 7/01/40
$ 130,629	Total Long-Term Investments (cost $130,229,317)			139,148,493

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.4% (1.5% of Total Investments)
	MUNICIPAL BONDS – 2.4% (1.5% of Total Investments)
	Education and Civic Organizations – 0.4% (0.2% of Total Investments)
$ 300	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Variable Rate Demand	2/20 at 100.00	A-1	$ 300,000
	Obligation Series 1997B, 1.500%, 12/01/27 (Mandatory Put 1/09/20) (5)
	Health Care – 2.0% (1.3% of Total Investments)
1,800	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligation,	1/20 at 100.00	A-1+	1,800,000
	Mayo Clinic, Series 2011, 0.950%, 11/15/38 (Mandatory Put 1/15/20) (5)
$ 2,100	Total Short-Term Investments (cost $2,100,000)			2,100,000
	Total Investments (cost $132,329,317) – 158.3%			141,248,493
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (59.0)% (6)			(52,664,544)
	Other Assets Less Liabilities – 0.7%			668,537
	Net Asset Applicable to Common Shares – 100%			$ 89,252,486

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 37.3%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.0% (100.0% of Total Investments)
	Consumer Staples – 4.1% (2.6% of Total Investments)
$ 1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and	No Opt. Call	AA–	$ 1,333,668
	Gamble Inc., Series 1999, 5.200%, 3/15/29 (AMT)
	Education and Civic Organizations – 16.9% (10.9% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	328,431
	4.000%, 11/01/33
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/23 at 100.00	A1	456,096
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	810,052
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	629,886
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	814,574
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	10/25 at 100.00	AA–	1,078,210
	University, Series 2015A, 4.000%, 10/01/42
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	AA–	606,580
	University, Series 2019A, 5.000%, 10/01/46
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+	587,208
	University, Series 2011B, 5.000%, 11/15/37
115	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/27 at 100.00	Baa1	119,969
	Refunding Series 2017, 4.000%, 4/01/34
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	103,332
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
5,050	Total Education and Civic Organizations			5,534,338
	Financials – 0.0% (0.0% of Total Investments)
43	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	5,978
	Series 2007A Sr. Bond, 0.000%, 8/01/41 (4)
132	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable-Exempt Trust	No Opt. Call	N/R	6,601
	Unit, Series 2007A Sr. Bonds, 0.000%, 8/01/41 (4)
175	Total Financials			12,579
	Health Care – 36.6% (23.6% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	BBB	317,976
	2016, 5.000%, 8/01/30
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	457,964
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
170	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue	12/25 at 100.00	N/R	178,580
	Bonds, Cameron Regional Medical Center, Inc., Series 2017B, 4.400%, 12/01/34
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	10/27 at 100.00	A–	286,348
	Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/21 at 100.00	A	208,444
	Freeman Health System, Series 2011, 5.500%, 2/15/31
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/24 at 100.00	A	351,282
	Freeman Health System, Series 2015, 5.000%, 2/15/35
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	532,955
	BJC Health System, Series 2015A, 4.000%, 1/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	$ 539,855
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory
	Put 1/01/46)
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	812,378
	BJC Health System, Series 2017D, 4.000%, 1/01/58 (UB) (5)
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/20 at 100.00	Baa2	555,638
	Capital Region Medical Center, Series 2011, 5.000%, 11/01/27
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	1,886,547
	CoxHealth, Series 2013A, 5.000%, 11/15/44
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/25 at 100.00	A2	482,774
	CoxHealth, Series 2015A, 5.000%, 11/15/32
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	AA–	356,283
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/22 at 100.00	AA–	302,125
	Mercy Health, Series 2012, 4.000%, 11/15/42
550	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	AA–	589,913
	Mercy Health, Series 2014F, 4.250%, 11/15/48
515	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	609,348
	Mercy Health, Series 2017C, 5.000%, 11/15/47
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	12/21 at 100.00	A+	533,565
	Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds,	11/20 at 100.00	A+	2,061,140
	Saint Luke’s Health System, Series 2010A, 5.000%, 11/15/30
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	371,836
	Hospital, Series 2017A, 4.000%, 5/15/48
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	11/25 at 100.00	N/R	549,255
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46
11,110	Total Health Care			11,984,206
	Housing/Single Family – 0.6% (0.4% of Total Investments)
175	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	11/26 at 100.00	AA+	187,028
	Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37
	Long-Term Care – 11.7% (7.6% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	193,048
	Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	12/19 at 100.00	N/R	250,085
	Sarah Community Project, Series 2013, 4.500%, 5/01/28
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	113,633
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village	8/24 at 100.00	BB+	269,807
	Obligated Group, Series 2014A, 5.250%, 8/15/39
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/21 at 100.00	BBB	261,680
	Services Projects, Series 2011, 6.000%, 2/01/41
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2014A:
385	5.000%, 2/01/35	2/24 at 100.00	BBB	423,011
500	5.000%, 2/01/44	2/24 at 100.00	BBB	542,915
300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	336,618
	Services Projects, Series 2016B, 5.000%, 2/01/46
200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 104.00	BBB	224,706
	Services Projects, Series 2019A, 5.000%, 2/01/42
100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/29 at 100.00	BBB	104,665
	Services Projects, Series 2019C, 4.000%, 2/01/48

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship
	Village of Sunset Hills, Series 2012:
$ 250	5.000%, 9/01/32	9/22 at 100.00	BB+	$ 265,647
250	5.000%, 9/01/42	9/22 at 100.00	BB+	262,933
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	477,481
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint	12/25 at 100.00	N/R	109,001
	Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45
3,555	Total Long-Term Care			3,835,230
	Tax Obligation/General – 24.6% (15.9% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation	3/22 at 100.00	A+	531,715
	Bonds, School Building Series 2012, 4.375%, 3/01/32
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds,
	Series 2018:
1,000	4.000%, 3/01/34	3/26 at 100.00	AA	1,111,480
335	4.000%, 3/01/36	3/26 at 100.00	AA	370,051
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation	3/27 at 100.00	AA+	380,110
	Bonds, Refunding Series 2015, 4.000%, 3/01/36
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/24 at 100.00	AA+	548,225
	Refunding & Improvement Series 2015, 4.000%, 3/01/32
200	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	241,360
	Refunding & Improvement Series 2018, 5.000%, 3/01/36
	Independence School District, Jackson County, Missouri, General Obligation Bonds,
	Series 2010:
30	5.000%, 3/01/27	3/20 at 100.00	N/R	30,268
590	5.000%, 3/01/27	3/20 at 100.00	AA+	595,268
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation	3/21 at 100.00	AA–	522,120
	Bonds, School Building Series 2013A, 5.000%, 3/01/31
1,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program	3/27 at 100.00	AA+	1,140,180
	Series 2017, 4.000%, 3/01/32
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A,	2/28 at 100.00	AA	341,892
	4.000%, 2/01/35
1,000	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019,	3/27 at 100.00	AA	1,116,540
	4.000%, 3/01/39
1,000	Washington School District, Franklin County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	1,127,050
	Missouri Direct Deposit Program, Series 2019, 4.000%, 3/01/35
7,295	Total Tax Obligation/General			8,056,259
	Tax Obligation/Limited – 25.0% (16.1% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	AA+	1,000,217
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33
500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/29 at 100.00	AA+	565,780
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019, 4.000%, 10/01/48
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project,	6/24 at 100.00	N/R	359,394
	Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri,	3/26 at 100.00	Aa3	159,348
	Certificates of Participation, Mid-Continent Public Library Project, Series 2018,
	4.000%, 3/01/35
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds,	5/25 at 100.00	N/R	260,835
	Series 2017, 5.125%, 5/01/41
350	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series	3/27 at 100.00	AA+	390,789
	2019, 4.000%, 3/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project,	12/19 at 100.00	N/R	$ 214,200
	Series 2006, 5.000%, 6/01/28 (6)
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	447,286
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds,
	Series 2013B:
250	4.875%, 3/01/33	3/23 at 100.00	BB+	258,580
200	5.000%, 3/01/38	3/23 at 100.00	BB+	206,632
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project,	12/21 at 100.00	Aa3	513,368
	Series 2011B, 4.350%, 12/01/23
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	9/21 at 100.00	AA–	317,868
	Revenue Bonds, Series 2011A, 5.000%, 9/01/32
140	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	No Opt. Call	N/R	146,069
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	4.250%, 4/01/26, 144A
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series	9/23 at 100.00	AA–	362,723
	2014C, 5.000%, 9/01/33
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B:
100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	110,340
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	108,638
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/23 at 100.00	A	259,210
	Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34
325	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006,	12/19 at 100.00	N/R	320,684
	5.000%, 5/01/23
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	141,670
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
2	4.550%, 7/01/40	7/28 at 100.00	N/R	2,070
59	0.000%, 7/01/46	7/28 at 41.38	N/R	15,598
356	0.000%, 7/01/51	7/28 at 30.01	N/R	69,794
17	4.750%, 7/01/53	7/28 at 100.00	N/R	17,592
153	5.000%, 7/01/58	7/28 at 100.00	N/R	160,765
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
432	4.329%, 7/01/40	7/28 at 100.00	N/R	439,016
9	4.784%, 7/01/58	7/28 at 100.00	N/R	9,283
50	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue	11/29 at 102.00	N/R	49,789
	Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B,
	4.250%, 11/01/49, 144A
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds,	7/24 at 100.00	N/R	257,462
	Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%,
	7/01/44, 144A
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project,	4/25 at 100.00	Aa2	657,384
	Series 2015, 4.000%, 4/01/35
100	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	109,003
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds,	6/26 at 100.00	BBB	232,765
	Series 2017, 4.500%, 6/01/36
8,103	Total Tax Obligation/Limited			8,164,152
	Transportation – 1.2% (0.8% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 –	10/23 at 100.00	AA	383,133
	AGM Insured

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 19.9% (12.9% of Total Investments) (7)
$ 2,000	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/22 at 100.00	AAA	$ 2,186,080
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/21 at 100.00	A–	676,337
	of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/23 at 100.00	A–	582,282
	of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	Baa1	630,180
	Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,
	MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	416,356
425	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	442,378
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R	110,141
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
920	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	2/20 at 100.00	N/R	959,137
	Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)
500	St Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D,	No Opt. Call	AA+	512,505
	5.650%, 7/01/20 (AMT) (ETM)
6,085	Total U.S. Guaranteed			6,515,396
	Utilities – 4.7% (3.0% of Total Investments)
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/25 at 100.00	A	403,000
	Point Project, Refunding Series 2014A, 5.000%, 1/01/32
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/26 at 100.00	A	549,330
	Point Project, Refunding Series 2015A, 4.000%, 1/01/35
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	588,815
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,350	Total Utilities			1,541,145
	Water and Sewer – 9.7% (6.2% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation,	1/25 at 100.00	A–	277,540
	Series 2017, 5.000%, 1/01/47
150	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation,	12/24 at 100.00	A+	163,171
	Series 2017, 4.000%, 12/01/37
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	182,176
	4.000%, 1/01/35
125	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/26 at 100.00	AAA	146,780
	Refunding & Improvement Series 2016C, 5.000%, 5/01/46
450	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/27 at 100.00	AAA	536,499
	Refunding & Improvement Series 2017A, 5.000%, 5/01/47
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility	1/25 at 100.00	Aa3	574,055
	Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	690,183
	Participation, Refunding Series 2016C, 5.000%, 12/01/32
550	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	597,531
	Participation, Series 2018, 4.000%, 12/01/39
2,770	Total Water and Sewer			3,167,935
$ 47,058	Total Long-Term Investments (cost $47,531,533)			50,715,069
	Floating Rate Obligations – (1.8)%			(600,000)
	MuniFund Preferred Shares, net of deferred offering costs – (54.3)% (8)			(17,775,140)
	Other Assets Less Liabilities – 1.1%			386,985
	Net Asset Applicable to Common Shares – 100%			$ 32,726,914

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as  COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.0%.
144 A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.7% (100.0% of Total Investments)
	Consumer Staples – 4.6% (3.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
$ 550	5.250%, 6/01/32	1/20 at 100.00	N/R	$ 550,000
700	5.625%, 6/01/47	12/19 at 100.00	N/R	699,972
4,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	12/19 at 100.00	B–	4,146,206
	Bonds, Series 2007B1, 5.000%, 6/01/47
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed	6/21 at 100.00	B–	6,682,677
	Bonds, Series 2007B2, 5.200%, 6/01/46
100	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	12/19 at 100.00	A3	100,203
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
12,130	Total Consumer Staples			12,179,058
	Education and Civic Organizations – 12.5% (8.1% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue	1/22 at 100.00	A1	1,669,732
	Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue
	Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,223,368
565	4.000%, 1/01/40	1/27 at 100.00	A1	621,037
520	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	12/19 at 100.00	BB–	520,135
	Series 2006, 5.000%, 9/01/26
1,000	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee	1/28 at 100.00	AA	1,218,310
	University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/43
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech	6/27 at 100.00	Aa2	564,595
	Foundation, Refunding Series 2017A, 4.000%, 6/01/36
	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech
	Foundation, Refunding Series 2019A:
500	4.000%, 6/01/37	6/29 at 100.00	Aa2	573,025
905	4.000%, 6/01/39	6/29 at 100.00	Aa2	1,032,614
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds,	9/28 at 100.00	BBB+	879,052
	Lynchburg College, Series 2018A, 5.000%, 9/01/43
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/25 at 100.00	AAA	2,903,225
	Green Series 2015A-2, 5.000%, 4/01/45
	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,
	Refunding Series 2017A:
9,000	5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	10,924,020
1,515	5.000%, 4/01/42	4/27 at 100.00	AAA	1,838,877
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,069,630
	University Project, Green Series 2015B, 5.000%, 7/01/45, 144A
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount
	University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,628,115
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,278,520
150	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	No Opt. Call	AA	153,739
	and Lee University, Series 2001, 5.375%, 1/01/21
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	1/25 at 100.00	AA	1,679,292
	and Lee University, Series 2015A, 5.000%, 1/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke	4/20 at 100.00	BBB+	$ 506,850
	College, Series 2011, 5.750%, 4/01/41
29,085	Total Education and Civic Organizations			33,284,136
	Financials – 0.1% (0.1% of Total Investments)
290	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	39,869
	Series 2007A Sr. Bond, 0.000%, 8/01/41 (5)
2,881	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable-Exempt Trust	No Opt. Call	N/R	144,028
	Unit, Series 2007A Sr. Bond, 0.000%, 8/01/41 (5)
3,171	Total Financials			183,897
	Health Care – 20.0% (13.0% of Total Investments)
5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/20 at 100.00	AA–	5,089,750
	Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31
1,755	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	1,890,802
	CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
1,000	Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake	7/29 at 100.00	A	1,120,880
	Regional Medical Center, Series 2019, 4.000%, 7/01/39
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/22 at 100.00	AA+	1,079,980
	Inova Health System, Series 2012A, 5.000%, 5/15/40
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	AA+	2,203,660
	Inova Health System, Series 2018A, 4.000%, 5/15/48
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding	No Opt. Call	AA+	5,370,898
	Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue	No Opt. Call	A3	2,802,925
	Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/25 at 100.00	N/R	3,822,805
	Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra
	Health Obligated Group, Refunding Series 2017A:
155	5.000%, 1/01/31	1/27 at 100.00	A	185,168
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,323,100
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds,	11/28 at 100.00	AA	1,106,170
	Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	3,402,541
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B,
	5.000%, 11/01/46
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue
	Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,182,170
1,440	5.000%, 6/15/35	6/26 at 100.00	A3	1,688,789
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,457,430
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series	7/27 at 100.00	AA–	3,783,968
	2017B, 5.000%, 7/01/46
2,975	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara	5/20 at 100.00	AA	3,018,703
	Healthcare, Refunding Series 2010, 5.000%, 11/01/40
2,700	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	2,908,926
	2019A-1, 4.000%, 8/01/44
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley	1/24 at 100.00	A+	2,553,486
	Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley
	Health System Obligated Group, Refunding Series 2015:
$ 1,500	5.000%, 1/01/33	1/26 at 100.00	A+	$ 1,759,800
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,166,910
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,182,520
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,382,476
48,740	Total Health Care			53,483,857
	Housing/Multifamily – 6.1% (4.0% of Total Investments)
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	1/27 at 100.00	N/R	1,054,330
	Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C,	2/20 at 100.00	AA+	532,767
	4.550%, 8/01/32
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A,	3/21 at 100.00	AA+	1,016,910
	3.625%, 3/01/32
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,040,420
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,036,940
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C,	8/24 at 100.00	AA+	942,579
	4.000%, 8/01/45
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E,	12/24 at 100.00	AA+	2,877,022
	3.750%, 12/01/40
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B,	5/25 at 100.00	AA+	1,556,955
	3.350%, 5/01/36
1,700	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A,	3/26 at 100.00	AA+	1,790,372
	3.875%, 3/01/47
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A,	3/28 at 100.00	AA+	3,199,020
	3.800%, 9/01/44
1,320	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue	4/20 at 100.00	AA+	1,331,009
	Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51
15,700	Total Housing/Multifamily			16,378,324
	Long-Term Care – 7.1% (4.6% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities	10/25 at 100.00	BBB+	997,587
	Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities
	Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,965	5.000%, 10/01/36	10/24 at 102.00	BBB+	2,201,999
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	731,591
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities	12/23 at 100.00	BBB+	1,081,020
	Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/42
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility	10/20 at 100.00	N/R	883,846
	Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/25 at 102.00	BBB–	1,046,420
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016, 4.000%, 1/01/37
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/23 at 103.00	BBB–	1,078,930
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2017A, 5.000%, 1/01/42
	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement
	Community, Inc., Harbor’s Edge Project, Series 2019A:
1,325	5.000%, 1/01/49	1/24 at 104.00	N/R	1,437,373
2,000	5.250%, 1/01/54	1/24 at 104.00	N/R	2,184,360
	Prince William County Industrial Development Authority, Virginia, Residential Care
	Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016:
670	5.000%, 1/01/37	1/25 at 102.00	BBB	753,381
2,000	5.000%, 1/01/46	1/25 at 102.00	BBB	2,218,940

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage	12/22 at 100.00	N/R	$ 1,037,480
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	4.625%, 12/01/27
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage
	Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group,
	Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,121,730
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	2,114,688
17,355	Total Long-Term Care			18,889,345
	Tax Obligation/General – 1.9% (1.3% of Total Investments)
2,035	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2014B,	No Opt. Call	AAA	2,245,032
	5.000%, 8/15/22
830	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010,	7/20 at 100.00	Aa1	848,999
	5.000%, 7/15/25
1,510	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series	No Opt. Call	AAA	1,529,434
	2011A, 5.000%, 4/01/20
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series	No Opt. Call	AA+	526,657
	2017D, 5.000%, 3/01/33
4,755	Total Tax Obligation/General			5,150,122
	Tax Obligation/Limited – 32.8% (21.3% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding
	County Projects, Series 2017:
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	2,122,364
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,632,455
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds,
	Golf Course Project, Series 2005A:
365	5.250%, 7/15/25 – ACA Insured	12/19 at 100.00	N/R	363,982
520	5.500%, 7/15/35 – ACA Insured	12/19 at 100.00	N/R	495,362
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special	3/22 at 100.00	N/R	608,568
	Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	104,510
	Series 2015, 5.600%, 3/01/45, 144A
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue	10/27 at 100.00	AA+	1,237,300
	Bonds, Refunding Series 2017B, 5.000%, 10/01/33
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail	4/27 at 100.00	AA+	1,790,055
	Parking System Project, Series 2017, 5.000%, 4/01/42
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	4,484,040
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,069,531
500	5.250%, 1/01/36	1/22 at 100.00	BB	525,880
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,140,200
	5.000%, 12/01/34
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
4,000	5.000%, 7/01/48 (UB) (4)	1/28 at 100.00	AA+	4,841,480
2,000	5.000%, 7/01/52	1/28 at 100.00	AA+	2,411,480
13,000	5.000%, 7/01/52 (UB) (4)	1/28 at 100.00	AA+	15,674,620
1,000	5.500%, 7/01/57	1/28 at 100.00	AA+	1,237,540
960	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment	3/25 at 100.00	N/R	994,378
	Bonds, Series 2015, 5.000%, 3/01/45, 144A

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation
	Bonds, Refunding Series 2018:
$ 360	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	$ 397,825
3,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	3,321,330
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	719,665
	5.500%, 7/01/29 – AMBAC Insured
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding	No Opt. Call	C	4,030,720
	Series 2005C, 0.000%, 7/01/28 – AMBAC Insured
5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	C	3,308,098
	0.000%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
57	0.000%, 7/01/24	No Opt. Call	N/R	49,981
96	0.000%, 7/01/27	No Opt. Call	N/R	76,481
94	0.000%, 7/01/29	7/28 at 98.64	N/R	69,632
121	0.000%, 7/01/31	7/28 at 91.88	N/R	82,840
136	0.000%, 7/01/33	7/28 at 86.06	N/R	86,393
1,173	4.500%, 7/01/34	7/25 at 100.00	N/R	1,253,832
50	4.550%, 7/01/40	7/28 at 100.00	N/R	51,762
1,301	0.000%, 7/01/46	7/28 at 41.38	N/R	343,945
1,059	0.000%, 7/01/51	7/28 at 30.01	N/R	207,617
371	4.750%, 7/01/53	7/28 at 100.00	N/R	383,929
4,940	5.000%, 7/01/58	7/28 at 100.00	N/R	5,190,705
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,000	4.329%, 7/01/40	7/28 at 100.00	N/R	1,016,240
4	4.536%, 7/01/53	7/28 at 100.00	N/R	4,064
62	4.784%, 7/01/58	7/28 at 100.00	N/R	63,951
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding	No Opt. Call	Baa2	832,360
	Series 2007CC, 5.500%, 7/01/28 – NPFG Insured
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,652,070
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,512,070
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,380	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,504,310
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
1,665	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,814,983
	Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,878,818
	2012A, 5.000%, 10/01/32 – AGM Insured
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation	9/26 at 100.00	AA+	4,283,265
	Revenue Notes, Series 2016, 5.000%, 9/15/30
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,272,840
	4.000%, 8/01/38 (AMT)
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A,	8/25 at 100.00	AA+	2,406,740
	5.000%, 8/01/26
1,250	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	AAA	1,371,450
	Series 2012A, 5.000%, 11/01/42
120	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	142,687
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/22 at 100.00	AA+	1,058,960
	2012, 4.000%, 5/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/27 at 100.00	AA+	$ 1,110,140
	2017, 4.000%, 5/15/42
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/28 at 100.00	AA+	1,138,780
	2018, 4.000%, 5/15/38
1,835	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding	12/26 at 100.00	Aa2	2,206,753
	Series 2016, 5.000%, 12/01/36
83,039	Total Tax Obligation/Limited			87,578,981
	Transportation – 44.3% (28.8% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding
	Series 2016A:
775	5.000%, 7/01/32	7/26 at 100.00	A2	914,880
375	4.000%, 7/01/34	7/26 at 100.00	A2	415,710
400	4.000%, 7/01/35	7/26 at 100.00	A2	442,504
250	4.000%, 7/01/38	7/26 at 100.00	A2	274,588
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,
	First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	2,013,810
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	9,620,083
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital
	Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (6)	7/28 at 100.00	BBB	2,006,700
4,125	0.000%, 7/15/40 (6)	7/28 at 100.00	BBB	4,095,217
1,000	0.000%, 7/15/40 – AGM Insured (6)	7/28 at 100.00	AA	1,002,400
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A	2,454,540
	Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A,
	5.000%, 10/01/37
3,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	4,059,008
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,443,680
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	7,699,139
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	687,912
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,692,675
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	8,967,414
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
750	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/20 at 100.00	AA–	772,635
	Series 2010B, 5.000%, 10/01/26 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds,
	Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,507,474
420	5.000%, 10/01/35	10/20 at 100.00	AA–	433,314
7,300	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	AA–	8,623,490
	Series 2016A, 5.000%, 10/01/35 (AMT)
375	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	AA–	450,863
	Series 2017, 5.000%, 10/01/34 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2018A:
2,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	AA–	2,459,060
3,290	5.000%, 10/01/36 (AMT)	10/28 at 100.00	AA–	3,999,488
2,000	5.000%, 10/01/38 (AMT)	10/28 at 100.00	AA–	2,416,000
4,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/29 at 100.00	AA–	4,890,520
	Series 2019A, 5.000%, 10/01/40 (AMT)

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
$ 150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	$ 157,328
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	621,965
1,740	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019, 5.000%, 7/01/43	7/29 at 100.00	A	2,150,884
1,890	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System,	No Opt. Call	A	1,992,079
	Series 2002, 5.250%, 7/15/22 – FGIC Insured
9,035	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	10,323,391
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)
2,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	2,659,225
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
2,285	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	2,426,190
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
750	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	815,272
5,025	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	5,552,876
5,700	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	6,192,708
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
3,000	5.000%, 7/01/36	7/27 at 100.00	AA–	3,639,510
2,000	5.000%, 7/01/42	7/27 at 100.00	AA–	2,393,360
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,194,750
	Bonds, Series 2018, 5.000%, 7/01/43
112,625	Total Transportation			118,462,642
	U.S. Guaranteed – 16.1% (10.5% of Total Investments) (7)
610	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010,	7/20 at 100.00	N/R	624,420
	5.000%, 7/15/25 (Pre-refunded 7/15/20)
1,490	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%,	No Opt. Call	AA	1,647,478
	11/01/24 – AGM Insured (ETM)
430	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 –	No Opt. Call	AA	446,319
	AGM Insured (ETM)
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds,	No Opt. Call	Baa2	1,217,522
	Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/20 at 100.00	AA	2,216,235
	Health, Series 2010C-2, 5.000%, 11/01/42 (Pre-refunded 11/01/20) – AGC Insured
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	3,782,430
	Initiatives, Series 2013A, 5.250%, 1/01/40 (Pre-refunded 1/01/23)
4,150	Fairfax County Economic Development Authority, Virginia, Transportation District	4/20 at 100.00	Aaa	4,203,576
	Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27
	(Pre-refunded 4/01/20)
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
1,295	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,348,665
5,205	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	5,420,695
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate
	Series 2018A:
1,415	5.000%, 10/01/40 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,787,810
1,010	5.000%, 10/01/42 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,276,105
1,000	5.000%, 10/01/43 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,263,470
410	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon	No Opt. Call	A+	424,350
	Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured (ETM)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30	3/27 at 100.00	AA+	$ 2,040,532
	(Pre-refunded 3/01/27)
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
5,900	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	6,041,305
150	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	153,641
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing	9/21 at 100.00	A+	1,740,970
	Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series
	2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB,	No Opt. Call	A2	782,193
	5.250%, 7/01/22 – AGM Insured (ETM)
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century	2/21 at 100.00	AA+	1,240,452
	College Program, Series 2011A, 4.000%, 2/01/29 (Pre-refunded 2/01/21)
4,010	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	N/R	4,453,145
	Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	4/20 at 100.00	Aa3	1,036,861
	Care, Inc., Series 2010A, 5.625%, 4/15/39 (Pre-refunded 4/15/20)
39,815	Total U.S. Guaranteed			43,148,174
	Utilities – 4.9% (3.2% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,145,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (8)
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,636,995
495	5.000%, 10/01/34	10/22 at 100.00	BBB	528,076
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33	1/26 at 100.00	AA	5,963,000
1,000	5.000%, 1/15/35	1/26 at 100.00	AA	1,187,400
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	12/19 at 100.00	CCC	702,625
	Series 2007A, 5.000%, 7/01/24
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta	7/23 at 100.00	B	1,062,110
	Project, Series 2018, 5.000%, 1/01/48 (AMT) (Mandatory Put 7/01/38) , 144A
11,725	Total Utilities			13,225,206
	Water and Sewer – 3.3% (2.1% of Total Investments)
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,933,620
	Refunding Series 2017, 5.000%, 7/01/40
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	888,117
	2013, 5.500%, 7/01/43
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,513,240
1,000	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	1,218,570
625	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	C	653,906
	5.250%, 7/01/42
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland	11/22 at 63.13	AA	589,250
	County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34
8,110	Total Water and Sewer			8,796,703
$ 386,250	Total Long-Term Investments (cost $379,529,102)			410,760,445
	Floating Rate Obligations – (7.6)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (47.8)% (9)			(127,640,592)
	Other Assets Less Liabilities – 1.7%			4,463,611
	Net Asset Applicable to Common Shares – 100%			$ 267,233,464

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as  COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)

	NKG	NMY	NMT
Assets
Long-term investments, at value (cost $207,692,600, $516,412,122 and $195,366,628, respectively)	$220,906,273	$552,522,472	$210,270,864
Short-term investments, at value (cost $231,260, $ — and $ —, respectively)	257,797	—	—
Cash	920,231	—	—
Receivable for:
Interest	2,977,364	8,499,954	2,973,011
Investments sold	200,000	3,334,148	1,285,490
Other assets	872	31,744	2,614
Total assets	225,262,537	564,388,318	214,531,979
Liabilities
Cash overdraft	—	3,365,975	763,068
Floating rate obligations	19,600,000	28,405,000	—
Payable for:
Dividends	376,980	989,684	371,820
Interest	245,825	564,949	117,042
Investments purchased	—	—	222,335
Offering costs	66,075	68,943	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $58,500,000, $182,000,000 and $ —, respectively)	58,364,506	181,819,390	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $ —, respectively)	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $74,000,000, respectively)	—	—	73,734,155
Accrued expenses:
Management fees	110,464	269,390	108,488
Trustees fees	2,107	35,535	2,194
Other	52,193	94,365	63,931
Total liabilities	78,818,150	215,613,231	75,383,033
Net assets applicable to common shares	$146,444,387	$348,775,087	$139,148,946
Common shares outstanding	10,399,813	23,099,664	9,322,751
Net asset value (“NAV”) per common share outstanding	$14.08	$15.10	$14.93

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$103,998	$230,997	$93,228
Paid-in surplus	137,139,032	324,922,804	129,291,642
Total distributable earnings	9,201,357	23,621,286	9,764,076
Net assets applicable to common shares	$146,444,387	$348,775,087	$139,148,946
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	NMS	NOM	NPV
Assets
Long-term investments, at value (cost $130,229,317, $47,531,533 and $379,529,102, respectively)	$139,148,493	$50,715,069	$410,760,445
Short-term investments, at value (cost $2,100,000, $ — and $ —, respectively)	2,100,000	—	—
Cash	87,549	13,936	910,743
Receivable for:
Interest	1,700,614	556,970	5,449,846
Investments sold	30,643	5,016	362,640
Other assets	881	7,315	28,930
Total assets	143,068,180	51,298,306	417,512,604
Liabilities
Cash overdraft	—	—	—
Floating rate obligations	—	600,000	20,350,000
Payable for:
Dividends	277,546	97,029	740,928
Interest	89,216	40,051	461,211
Investments purchased	581,750	—	764,125
Offering costs	85,461	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $52,800,000, $ —,and $ —, respectively)	52,664,544	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ —, $18,000,000 and $ —, respectively)	—	17,775,140	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $128,000,000, respectively)	—	—	127,640,592
Accrued expenses:
Management fees	70,345	25,488	201,634
Trustees fees	1,458	522	26,268
Other	45,374	33,162	94,382
Total liabilities	53,815,694	18,571,392	150,279,140
Net assets applicable to common shares	$89,252,486	$32,726,914	$267,233,464
Common shares outstanding	5,782,386	2,345,018	17,878,247
Net asset value (“NAV”) per common share outstanding	$15.44	$13.96	$14.95

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$57,824	$23,450	$178,782
Paid-in surplus	80,906,861	30,620,851	250,144,899
Total distributable earnings	8,287,801	2,082,613	16,909,783
Net assets applicable to common shares	$89,252,486	$32,726,914	$267,233,464
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended November 30, 2019 (Unaudited)

	NKG	NMY	NMT
Investment Income	$4,075,000	$10,678,939	$3,992,353
Expenses
Management fees	685,028	1,646,260	663,970
Interest expense and amortization of offering costs	833,226	2,409,315	820,824
Custodian fees	14,471	32,886	17,354
Trustees fees	2,792	7,236	2,907
Professional fees	16,015	22,085	14,744
Shareholder reporting expenses	10,996	21,388	9,269
Shareholder servicing agent fees	7,701	10,596	508
Stock exchange listing fees	3,440	3,440	3,440
Investor relations expenses	6,029	14,840	6,170
Other	17,292	43,654	18,040
Total expenses	1,596,990	4,211,700	1,557,226
Net investment income (loss)	2,478,010	6,467,239	2,435,127
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(35,719)	455,200	42,133
Change in net unrealized appreciation (depreciation) of investments	2,158,916	5,890,832	1,683,695
Net realized and unrealized gain (loss)	2,123,197	6,346,032	1,725,828
Net increase (decrease) in net assets applicable to common shares
from operations	$4,601,207	$12,813,271	$4,160,955

See accompanying notes to financial statements.

Statement of Operations (continued)

	NMS	NOM	NPV
Investment Income	$2,815,574	$1,018,627	$7,772,406
Expenses
Management fees	429,724	156,023	1,232,019
Interest expense and amortization of offering costs	624,458	211,905	1,673,512
Custodian fees	15,231	10,037	26,003
Trustees fees	1,933	691	5,392
Professional fees	17,957	13,307	26,343
Shareholder reporting expenses	8,317	5,353	18,324
Shareholder servicing agent fees	7,406	7,412	3,035
Stock exchange listing fees	3,440	3,444	3,440
Investor relations expenses	4,256	1,783	11,206
Other	14,768	13,011	40,932
Total expenses	1,127,490	422,966	3,040,206
Net investment income (loss)	1,688,084	595,661	4,732,200
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	135,607	22,986	255,009
Change in net unrealized appreciation (depreciation) of investments	1,317,153	262,775	4,710,571
Net realized and unrealized gain (loss)	1,452,760	285,761	4,965,580
Net increase (decrease) in net assets applicable to common shares
from operations	$3,140,844	$881,422	$9,697,780

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NKG		NMY
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/19	5/31/19	11/30/19	5/31/19
Operations
Net investment income (loss)	$2,478,010	$4,839,423	$6,467,239	$12,560,036
Net realized gain (loss) from investments	(35,719)	(791,963)	455,200	(1,232,606)
Change in net unrealized appreciation (depreciation) of investments	2,158,916	5,780,144	5,890,832	12,354,292
Net increase (decrease) in net assets applicable to common shares
from operations	4,601,207	9,827,604	12,813,271	23,681,722
Distributions to Common Shareholders
Dividends	(2,308,758)	(4,517,765)	(6,098,311)	(12,245,568)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,308,758)	(4,517,765)	(6,098,311)	(12,245,568)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(1,642,533)	—	(2,918,158)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(1,642,533)	—	(2,918,158)
Net increase (decrease) in net assets
applicable to common shares	2,292,449	3,667,306	6,714,960	8,517,996
Net assets applicable to common
shares at the beginning of period	144,151,938	140,484,632	342,060,127	333,542,131
Net assets applicable to common
shares at the end of period	$146,444,387	$144,151,938	$348,775,087	$342,060,127

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NMT		NMS
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/19	5/31/19	11/30/19	5/31/19
Operations
Net investment income (loss)	$2,435,127	$4,875,152	$1,688,084	$3,569,638
Net realized gain (loss) from investments	42,133	(762,614)	135,607	(377,996)
Change in net unrealized appreciation (depreciation) of investments	1,683,695	4,696,560	1,317,153	3,251,354
Net increase (decrease) in net assets applicable to common shares
from operations	4,160,955	8,809,098	3,140,844	6,442,996
Distributions to Common Shareholders
Dividends	(2,293,397)	(4,689,887)	(1,700,021)	(3,576,981)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,293,397)	(4,689,887)	(1,700,021)	(3,576,981)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(305,767)	—	(121,032)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(305,767)	—	(121,032)
Net increase (decrease) in net assets
applicable to common shares	1,867,558	3,813,444	1,440,823	2,744,983
Net assets applicable to common
shares at the beginning of period	137,281,388	133,467,944	87,811,663	85,066,680
Net assets applicable to common
shares at the end of period	$139,148,946	$137,281,388	$89,252,486	$87,811,663

See accompanying notes to financial statements.

	NOM		NPV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/19	5/31/19	11/30/19	5/31/19
Operations
Net investment income (loss)	$595,661	$1,223,981	$4,732,200	$9,564,575
Net realized gain (loss) from investments	22,986	152,623	255,009	(837,682)
Change in net unrealized appreciation (depreciation) of investments	262,775	671,591	4,710,571	9,418,868
Net increase (decrease) in net assets applicable to common shares
from operations	881,422	2,048,195	9,697,780	18,145,761
Distributions to Common Shareholders
Dividends	(604,958)	(1,209,776)	(4,666,223)	(9,479,610)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(604,958)	(1,209,776)	(4,666,223)	(9,479,610)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	6,868	—	—	—
Cost of shares repurchased and retired	—	—	—	(639,145)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	6,868	—	—	(639,145)
Net increase (decrease) in net assets
applicable to common shares	283,332	838,419	5,031,557	8,027,006
Net assets applicable to common
shares at the beginning of period	32,443,582	31,605,163	262,201,907	254,174,901
Net assets applicable to common
shares at the end of period	$32,726,914	$32,443,582	$267,233,464	$262,201,907

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended November 30, 2019 (Unaudited)

	NKG	NMY	NMT
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,601,207	$12,813,271	$4,160,955
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(6,485,075)	(33,163,354)	(13,841,103)
Proceeds from sales and maturities of investments	4,097,728	38,808,422	13,657,414
Proceeds from (Purchase of) short-term investments, net	—	—	—
Taxes paid	(100)	(4,224)	(2,265)
Amortization (Accretion) of premiums and discounts, net	754,242	1,125,167	759,276
Amortization of deferred offering costs	7,542	10,053	4,888
(Increase) Decrease in:
Receivable for interest	(136,291)	(201,679)	32,242
Receivable for investments sold	1,840,513	(2,226,638)	(1,285,490)
Other assets	3,339	(124)	6,834
Increase (Decrease) in:
Payable for interest	125,018	167,821	117,042
Payable for investments purchased	—	(1,684,730)	222,335
Payable for offering costs	—	(71)	—
Accrued management fees	(5,509)	(6,041)	(2,839)
Accrued Trustees fees	161	3,872	161
Accrued other expenses	(4,750)	(6,885)	(9,633)
Net realized (gain) loss from investments	35,719	(455,200)	(42,133)
Change in net unrealized (appreciation) depreciation of investments	(2,158,916)	(5,890,832)	(1,683,695)
Net cash provided by (used in) operating activities	2,674,828	9,288,828	2,093,989
Cash Flows from Financing Activities:
Proceeds from borrowings	—	8,700,000	—
(Repayments) of borrowings	—	(8,700,000)	—
Increase (Decrease) in cash overdraft	—	(3,192,216)	198,756
Cash distributions paid to common shareholders	(2,308,674)	(6,096,612)	(2,292,745)
Net cash provided by (used in) financing activities	(2,308,674)	(9,288,828)	(2,093,989)
Net Increase (Decrease) in Cash	366,154	—	—
Cash at the beginning of period	554,077	—	—
Cash at the end of period	$920,231	$—	$—

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMT
Cash paid for interest (excluding amortization of offering costs)	$700,666	$2,231,440	$698,894
Non-cash financing activities not included herein consist of reinvestments of
common share distributions	—	—	—

See accompanying notes to financial statements.

	NMS	NOM	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$3,140,844	$881,422	$9,697,780
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,637,700)	(1,578,765)	(27,753,377)
Proceeds from sales and maturities of investments	8,200,188	2,293,566	25,547,966
Proceeds from (Purchase of) short-term investments, net	900,000	205,000	395,000
Taxes paid	—	(743)	(2,292)
Amortization (Accretion) of premiums and discounts, net	23,431	84,538	626,064
Amortization of deferred offering costs	7,541	4,048	7,607
(Increase) Decrease in:
Receivable for interest	18,611	(19,008)	(449,541)
Receivable for investments sold	(10,779)	654,874	4,105,076
Other assets	3,293	(252)	(2,757)
Increase (Decrease) in:
Payable for interest	(25,642)	40,051	461,211
Payable for investments purchased	581,750	(1,651,530)	(5,845,041)
Payable for offering costs	(72)	—	—
Accrued management fees	(1,743)	(746)	(5,431)
Accrued Trustees fees	107	34	2,875
Accrued other expenses	(8,465)	(12,119)	6,694
Net realized (gain) loss from investments	(135,607)	(22,986)	(255,009)
Change in net unrealized (appreciation) depreciation of investments	(1,317,153)	(262,775)	(4,710,571)
Net cash provided by (used in) operating activities	1,738,604	614,609	1,826,254
Cash Flows from Financing Activities:
Proceeds from borrowings	—	—	—
(Repayments) of borrowings	—	—	—
Increase (Decrease) in cash overdraft	—	(2,562)	—
Cash distributions paid to common shareholders	(1,700,078)	(598,111)	(4,661,571)
Net cash provided by (used in) financing activities	(1,700,078)	(600,673)	(4,661,571)
Net Increase (Decrease) in Cash	38,526	13,936	(2,835,317)
Cash at the beginning of period	49,023	—	3,746,060
Cash at the end of period	$87,549	$13,936	$910,743

Supplemental Disclosure of Cash Flow Information	NMS	NOM	NPV
Cash paid for interest (excluding amortization of offering costs)	$642,560	$167,806	$1,204,694
Non-cash financing activities not included herein consists of reinvestments of
common share distributions	—	6,868	—

See accompanying notes to financial statements.

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NKG
Year Ended 5/31:
2020(e)	$13.86	$0.24	$0.20	$0.44	$(0.22)	$—	$(0.22)	$—		$14.08	$12.47
2019	13.32	0.46	0.48	0.94	(0.43)	—	(0.43)	0.03		13.86	12.46
2018	13.80	0.49	(0.46)	0.03	(0.51)	—	(0.51)	—		13.32	11.38
2017	14.40	0.55	(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68	0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28
2015	13.98	0.67	(0.03)	0.64	(0.64)	—	(0.64)	—		13.98	12.81

NMY
Year Ended 5/31:
2020(e)	14.81	0.28	0.27	0.55	(0.26)	—	(0.26)	—		15.10	13.42
2019	14.29	0.54	0.49	1.03	(0.53)	—	(0.53)	0.02		14.81	12.79
2018	14.65	0.56	(0.32)	0.24	(0.60)	—	(0.60)	—	*	14.29	12.21
2017	15.08	0.61	(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67	0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65
2015	14.64	0.68	(0.10)	0.58	(0.67)	—	(0.67)	0.04		14.59	12.53

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.20%	1.87%	$146,444	2.18	%**	3.39	%**	2%
7.49	13.72	144,152	2.45		3.50		20
0.22	(10.74)	140,485	2.19		3.64		15
0.07	(2.76)	145,577	2.10		3.94		13
7.80	16.94	151,860	1.60		4.83		13
4.65	3.76	147,441	1.62		4.77		7

3.75	7.02	348,775	2.42	**	3.72	**	6
7.56	9.40	342,060	2.61		3.82		17
1.68	(2.10)	333,542	2.25		3.91		20
1.61	0.69	342,427	2.08		4.14		42
8.13	14.77	352,581	1.55		4.56		19
4.28	2.29	344,300	1.55		4.65		23

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKG		NMY
Year Ended 5/31:		Year Ended 5/31:
2020(e)	1.14%**	2020(e)	1.38%**
2019	1.36	2019	1.56
2018	1.11	2018	1.21
2017	1.03	2017	1.04
2016	0.55	2016	0.55
2015	0.54	2015	0.52

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended November 30, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Preferred Share- holders(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NMT
Year Ended 5/31:
2020(h)	$14.73	$0.26	$0.19	$—	$—	$0.45	$(0.25)	$—	$(0.25)	$—	$—		$14.93	$14.04
2019	14.28	0.52	0.42	—	—	0.94	(0.50)	—	(0.50)	—	0.01		14.73	12.84
2018	14.72	0.59	(0.40)	—	—	0.19	(0.63)	—	(0.63)	—	—		14.28	12.64
2017	15.34	0.64	(0.58)	—	—	0.06	(0.68)	—	(0.68)	—	—		14.72	13.90
2016	14.67	0.69	0.69	—	—	1.38	(0.71)	—	(0.71)	—	—		15.34	14.99
2015	14.65	0.65	0.05	—	—	0.70	(0.68)	—	(0.68)	—	—		14.67	13.14

NMS
Year Ended 5/31:
2020(h)	15.19	0.29	0.25	—	—	0.54	(0.29)	—	(0.29)	—	—		15.44	13.92
2019	14.69	0.62	0.50	—	—	1.12	(0.62)	—	(0.62)	—	—	*	15.19	13.76
2018	15.08	0.70	(0.37)	—	—	0.33	(0.74)	—	(0.74)	0.02	—		14.69	13.60
2017	15.78	0.70	(0.62)	—	—	0.08	(0.79)	—	(0.79)	0.01	—		15.08	16.18
2016	15.46	0.80	0.33	—	—	1.13	(0.81)	—	(0.81)	—	—		15.78	15.99
2015(f)	15.50	0.74	0.03	—	—	0.77	(0.81)	—	(0.81)	—	—		15.46	14.95
Year Ended 6/30:
2014(g)	14.25	0.71	1.29	(0.01)	—	1.99	(0.74)	—	(0.74)	—	—		15.50	16.48
Year Ended 8/31:
2013	16.16	0.90	(1.90)	(0.02)	—	(1.02)	(0.89)	—	(0.89)	—	—		14.25	14.82

(a)	The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares (“RPS”) for NMS.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.04%	11.30%	$139,149	2.24	%**	3.50	%**	7%
6.87	5.80	137,281	2.45		3.70		16
1.29	(4.84)	133,468	2.13		4.04		17
0.43	(2.78)	137,639	1.91		4.29		12
9.64	20.01	143,395	1.62		4.65		13
4.84	3.75	137,130	1.96		4.57		14

3.60	3.26	89,252	2.53	**	3.79	**	6
7.88	6.13	87,812	2.75		4.25		30
2.37	(11.55)	85,067	2.40		4.66		13
0.68	6.41	84,726	2.47		4.59		19
7.47	12.84	87,942	1.69		5.14		17
5.02	(4.37)	86,150	1.80	**	5.19	**	14

14.33	16.61	64,277	1.64	**	5.75	**	8

(6.77)	(10.99)	59,100	1.35		5.68		11

(c)
Ratios do not reflect the effect of dividend payments to RPS shareholders, during periods when RPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June 30, 2014 and prior, NMS includes the RPS of Minnesota Municipal Income Portfolio (MXA).

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMT		NMS
Year Ended 5/31:		Year Ended 5/31:
2020(h)	1.18%**	2020(h)	1.40%**
2019	1.30	2019	1.59
2018	1.00	2018	1.06
2017	0.83	2017	1.29
2016	0.58	2016	0.62
2015	0.86	2015(f)	0.61**
		Year Ended 6/30:
		2014(g)	0.18**
		Year Ended 8/31:
		2013	—

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
(h)	For the six months ended November 30, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Accumu- lated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price
NOM
Year Ended 5/31:
2020(f)	$13.84	$0.25	$0.13	$0.38	$(0.26)	$—	$—	$(0.26)	$—	$13.96	$14.45
2019	13.48	0.52	0.36	0.88	(0.52)	—	—	(0.52)	—	13.84	13.97
2018	13.95	0.57	(0.41)	0.16	(0.62)	—	(0.01)	(0.63)	—	13.48	13.34
2017	14.45	0.65	(0.44)	0.21	(0.71)	—	—	(0.71)	—	13.95	16.20
2016	13.91	0.72	0.55	1.27	(0.73)	—	—	(0.73)	—	14.45	16.03
2015	14.19	0.62	(0.17)	0.45	(0.73)	—	—	(0.73)	—	13.91	15.27
NPV
Year Ended 5/31:
2020(f)	14.67	0.26	0.28	0.54	(0.26)	—	—	(0.26)	—	14.95	14.41
2019	14.17	0.53	0.49	1.02	(0.53)	—	—	(0.53)	0.01	14.67	12.92
2018	14.49	0.56	(0.32)	0.24	(0.56)	—	—	(0.56)	—	14.17	12.35
2017	15.00	0.58	(0.50)	0.08	(0.59)	—	—	(0.59)	—	14.49	13.25
2016	14.50	0.66	0.53	1.19	(0.69)	—	—	(0.69)	—	15.00	14.43
2015	14.47	0.72	0.06	0.78	(0.75)	—	—	(0.75)	—	14.50	13.39

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.74%	5.36%	$32,727	2.58	%**	3.64	%**	3%
6.70	9.06	32,444	2.72		3.90		23
1.15	(13.89)	31,605	2.54		4.15		20
1.53	5.77	32,658	2.27		4.65		14
9.40	10.34	33,777	1.94		5.13		5
3.21	6.50	32,467	2.80		4.38		8

3.70	13.66	267,233	2.28	**	3.55	**	6
7.49	9.23	262,202	2.48		3.81		21
1.70	(2.62)	254,175	2.07		3.92		22
0.63	(4.14)	259,831	1.97		3.98		38
8.41	13.22	268,960	1.64		4.51		18
5.45	5.72	260,104	1.67(d	)	4.91(d	)	17

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NOM		NPV
Year Ended 5/31:		Year Ended 5/31:
2020(f)	1.29%**	2020(f)	1.26%**
2019	1.40	2019	1.42
2018	1.19	2018	1.02
2017	0.99	2017	0.94
2016	0.69	2016	0.62
2015	1.44	2015	0.59

(d)
During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net Investment
NPV	Expenses	Income (Loss)
Year Ended 5/31:
2015	1.70%	4.88%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NKG
Year Ended 5/31:
2020(a)	$58,500	$350,332	$—	$—
2019	58,500	346,414	—	—
2018	—	—	82,000	271,323
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480
2015	—	—	75,000	296,588

NMY
Year Ended 5/31:
2020(a)	182,000	291,635	—	—
2019	182,000	287,945	—	—
2018	—	—	197,000	269,311
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126
2015	—	—	167,000	306,168

(a)	For the six months ended November 30, 2019.

See accompanying notes to financial statements.

	AMTP Shares at the End of Period		RPS at the End of Period			MTP Shares at the End of Period(a)		VMTP Shares at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share		Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share		Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMT
Year Ended 5/31:
2020(e)	$—	$—	$—	$—		$—	$—	$—	$—		$74,000	$288,039
2019	—	—	—	—		—	—	—	—		74,000	285,515
2018	—	—	—	—		—	—	—	—		74,000	280,362
2017	—	—	—	—		—	—	—	—		74,000	285,999
2016	—	—	—	—		—	—	74,000	293,776		—	—
2015	—	—	—	—		—	—	74,000	285,311		—	—

NMS
Year Ended 5/31:
2020(e)	52,800	269,039	—	—		—	—	—	—		—	—
2019	52,800	266,310	—	—		—	—	—	—		—	—
2018	—	—	—	—		—	—	52,800	261,111		—	—
2017	—	—	—	—		—	—	52,800	260,466		—	—
2016	—	—	—	—		—	—	44,100	299,415		—	—
2015(c)	—	—	—	—		—	—	44,100	295,352		—	—
Year Ended 6/30:
2014(d)	—	—	—	—		—	—	31,100	307	*	—	—
Year Ended 8/31:
2013	—	—	31,100	73	*	—	—	—	—		—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
NMT
Series 2015 (NMT PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.02	Ω
Series 2016 (NMT PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.03	Ω
Series 2015 (NMT PRE) (b)
Ending Market Value per Share	—
Average Market Value per Share	10.00	Δ
Series 2015-1 (NMT PRF) (b)
Ending Market Value per Share	—
Average Market Value per Share	10.00	Δ

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the eleven months ended May 31, 2015.
(d)	For the ten months ended June 30, 2014.
(e)	For the six months ended November 30, 2019.
Ω	For the period June 1, 2014 through July 11, 2014.
Δ	For the period June 9, 2014 (effective date of the reorganizations) through July 11, 2014.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	MFP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NOM
Year Ended 5/31:
2020(b)	$18,000	$281,816	$—	$—	$—	$—	$—	$—
2019	18,000	280,242	—	—	—	—	—	—
2018	18,000	275,584	—	—	—	—	—	—
2017	—	—	—	—	18,000	281,436	—	—
2016	—	—	—	—	18,000	287,651	—	—
2015	—	—	—	—	18,000	280,372	—	—

NPV
Year Ended 5/31:
2020(b)	—	—	—	—	—	—	128,000	308,776
2019	—	—	—	—	—	—	128,000	304,845
2018	—	—	—	—	—	—	128,000	298,574
2017	—	—	—	—	—	—	128,000	302,993
2016	—	—	—	—	—	—	128,000	310,125
2015	—	—	—	—	—	—	128,000	303,206

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015

NOM
Series 2015 (NOM PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Δ

(b)	For the six months ended November 30, 2019.
Δ	For the period June 1, 2014, through February 9, 2015.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Georgia Quality Municipal Income Fund (NKG)
•	Nuveen Maryland Quality Municipal Income Fund (NMY)
•	Nuveen Massachusetts Quality Municipal Income Fund (NMT)
•	Nuveen Minnesota Quality Municipal Income Fund (NMS)
•	Nuveen Missouri Quality Municipal Income Fund (NOM)
•	Nuveen Virginia Quality Municipal Income Fund (NPV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NMT and NPV were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is November 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.

Notes to Financial Statements (Unaudited) (continued)
The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities is recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NKG	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$220,825,033	$81,240	**	$220,906,273
Short-Term Investments*:
Municipal Bonds	—	—	257,797	**	257,797
Total	$—	$220,825,033	$339,037		$221,164,070
NMY
Long-Term Investments*:
Municipal Bonds	$—	$552,522,472	$—		$552,522,472
NMT
Long-Term Investments*:
Municipal Bonds	$—	$210,270,864	$—		$210,270,864
NMS
Long-Term Investments*:
Municipal Bonds	$—	$139,148,493	$—		$139,148,493
Short-Term Investments*:
Municipal Bonds	—	2,100,000	—		2,100,000
Total	$—	$141,248,493	$—		$141,248,493
NOM
Long-Term Investments*:
Municipal Bonds	$—	$50,715,069	$—		$50,715,069
NPV
Long-Term Investments*:
Municipal Bonds	$—	$410,760,445	$—		$410,760,445

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an

Notes to Financial Statements (Unaudited) (continued)
“Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMT	NMS	NOM	NPV
Floating rate obligations: self-deposited Inverse Floaters	$19,600,000	$28,405,000	$—	$—	$600,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	7,325,000	—	—	—
Total	$19,600,000	$28,405,000	$7,325,000	$—	$600,000	$20,350,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMY	NMT	NMS	NOM	NPV
Average floating rate obligations outstanding	$19,600,000	$28,405,000	$—	$—	$600,000	$20,350,000
Average annual interest rate and fees	1.84%	1.87%	—%	—%	1.83%	1.90%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMT	NMS	NOM	NPV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$19,600,000	$28,405,000	$—	$—	$600,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	7,325,000	—	—	—
Total	$19,600,000	$28,405,000	$7,325,000	$—	$600,000	$20,350,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Purchases	$6,485,075	$33,163,354	$13,841,103	$9,637,700	$1,578,765	$27,753,377
Sales and maturities	4,097,728	38,808,422	13,657,414	8,200,188	2,293,566	25,547,966

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NMT	NMS
Outstanding when-issued/delayed delivery purchase commitments	$222,335	$581,750

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value,

Notes to Financial Statements (Unaudited) (continued)
with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMS has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

NMS
	Six Months	Year
	Ended	Ended
	11/30/19	5/31/19
Additional authorized common shares	—	500,000	*
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$—

*	Represents additional authorized common shares for the period June 1, 2018 through March 29, 2019.

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NKG		NMY		NMT
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/19	5/31/19	11/30/19	5/31/19	11/30/19	5/31/19
Common shares:
Repurchased and retired	—	(149,500)	—	(247,500)	—	(26,148)
Weighted average common share:
Price per share repurchased and retired	—	$10.97	—	$11.77	—	$11.67
Discount per share repurchased and retired	—	15.65%	—	15.60%	—	15.20%

	NMS		NOM		NPV
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/19	5/31/19	11/30/19	5/31/19	11/30/19	5/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	492	—	—	—
Repurchased and retired	—	(10,000)	—	—	—	(55,000)
Weighted average common share:
Price per share repurchased and retired	—	$12.08	—	—	—	$11.60
Discount per share repurchased and retired	—	15.12%	—	—	—	15.41%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
The details of the each Funds’ AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred
Fund	Series	Outstanding	Preference	offering costs
NKG	2028	585	$58,500,000	$58,364,506
NMY	2028	1,820	$182,000,000	$181,819,390
NMS	2028	528	$52,800,000	$52,664,544

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

Notes to Financial Statements (Unaudited) (continued)
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NKG	540-day	2028	December 1 2028*	February 13, 2019
NMY	360-day	2028	December 1 2028*	November 30, 2019
NMS	360-day	2028	December 1 2028*	November 30, 2019

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG	NMY	NMS
Average liquidation preference of AMTP shares outstanding	$58,500,000	$182,000,000	$52,800,000
Annualized dividend rate	2.21%	2.34%	2.34%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best- efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

Liquidation
				Preference,	Term		Mode
		Shares	Liquidation	net of deferred	Redemption		Termination
Fund	Series	Outstanding	Preference	offering costs	Date	Mode	Date
NOM	A	180	$18,000,000	$17,775,140	October 1, 2047	VRM	October 12, 2022

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NOM
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	2.25%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

					Liquidation
					Preference,	Special Rate
		Shares	Liquidation	Remarketing	net of deferred	Period
Fund	Series	Outstanding	Preference	Fees*	offering costs	Expiration	Maturity
NMT	1	740	$ 74,000,000	N/A	$ 73,734,155	March 1, 2047	March 1, 2047
NPV	1	1,280	$128,000,000	N/A	$127,640,592	July 22, 2020	August 3, 2043

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Notes to Financial Statements (Unaudited) (continued)
Each Fund’s Series 1 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NMT	NPV
Average liquidation preference of VRDP Shares outstanding	$74,000,000	$128,000,000
Annualized dividend rate	2.21%	2.30%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2019
NKG	Series	Shares	Amount
AMTP Shares issued	2028	585	$58,500,000

	Year Ended May 31, 2019
NMY	Series	Shares	Amount
AMTP Shares issued	2028	1,820	$182,000,000

	Year Ended May 31, 2019
NMS	Series	Shares	Amount
AMTP Shares issued	2028	528	$52,800,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2019
NKG	Series	Shares	Amount
VMTP Shares redeemed	2019	(820)	$(82,000,000)

	Year Ended May 31, 2019
NMY	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,970)	$(197,000,000)

	Year Ended May 31, 2019
NMS	Series	Shares	Amount
VMTP Shares redeemed	2019	(528)	$(52,800,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2019.

	NKG	NMY	NMT	NMS	NOM	NPV
Tax cost of investments	$188,181,609	$487,623,439	$195,351,458	$132,236,828	$46,882,713	$359,022,918
Gross unrealized:
Appreciation	$14,188,518	$37,371,035	$14,970,627	$9,041,655	$3,335,150	$31,583,151
Depreciation	(806,055)	(876,998)	(51,221)	(29,990)	(102,794)	(195,664)
Net unrealized appreciation (depreciation) of investments	$13,382,463	$36,494,037	$14,919,406	$9,011,665	$3,232,356	$31,387,487

Permanent differences, primarily due to taxable market discount, federal taxes paid, nondeductible offering costs and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds’ last tax year end, were as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Undistributed net tax-exempt income[1]	$413,573	$773,839	$196,312	$117,668	$23,928	$781,077
Undistributed net ordinary income[2]	1,775	72,541	40,864	—	13,659	43,605
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2019, paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
The tax character of distributions paid during the Funds’ last tax year ended May 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	NKG	NMY	NMT	NMS	NOM	NPV
Distributions from net tax-exempt income	$6,188,258	$17,010,459	$6,479,015	$4,937,092	$1,628,103	$12,646,691
Distributions from net ordinary income[2]	6,423	11,453	—	—	11,866	7,470
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NKG	NMY	NMT	NMS	NOM	NPV
Not subject to expiration:
Short-term	$1,193,816	$6,816,587	$1,580,494	$173,312	$404,344	$5,236,046
Long-term	3,020,168	6,269,681	3,613,690	385,436	693,007	9,588,846
Total	$4,213,984	$13,086,268	$5,194,184	$558,748	$1,097,351	$14,824,892

During the Funds’ last tax year ended May 31, 2019, NOM utilized $163,117 of its capital loss carryforward.
As of May 31, 2019, the Funds’ last tax year end, $48,370 of NKG’s capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of November 30, 2019, the complex-level fee for each Fund was 0.1562%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NOM	NPV
Purchases	$—	$—
Sales	816,885	3,098,495

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, NMY utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NMY
Maximum outstanding balance	$8,700,000

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NMY
Utilization period (days outstanding)	13
Average daily balance outstanding	$7,715,385
Average annual interest rate	3.40%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http:www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMT	NMS	NOM	NPV
Common shares repurchased	—	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-1119D 1049631-INV-B-01/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Virginia Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: February 7, 2020